As filed with the Securities and Exchange Commission on July 7, 2017.

Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No. ___
[ ] Post-Effective Amendment No. ____

PRINCIPAL FUNDS, INC.
(Exact name of Registrant as specified in charter)

711 High Street, Des Moines, Iowa 50392
(Address of Registrant's Principal Executive Offices)

515-235-9328
(Registrant's Telephone Number, Including Area Code)

Adam U. Shaikh
Assistant Counsel, Principal Funds, Inc.
The Principal Financial Group
Des Moines, Iowa 50392
(Name and Address of Agent for Service)

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.
Title of Securities Being Registered: J, R-3, R-4, R-5 and Institutional Class Shares, par value $.01 per share.
No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.
It is proposed that this filing will become effective on August 7, 2017, pursuant to Rule 488.

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
_______, 2017
Dear Shareholder:
A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 711 High Street, Des Moines, Iowa 50392, on September 20, 2017 at 10:00 a.m., Central Time (the "Meeting").
At the Meeting, shareholders of the LargeCap Growth Fund II (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the Blue Chip Fund (the “Acquiring Fund”) (together, the "Funds"). Each of these Funds is a separate series or fund of PFI.
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class J, R-3, R-4, R-5, and Institutional Class shares of Acquired Fund will receive, respectively, Class J, R-3, R-4, R-5, and Institutional Class Shares of the Acquiring Fund. Class R-1 and R-2 Shareholders of the Acquired Fund will receive Class R-3 shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on September 29, 2017. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.
*****
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of the Acquired Fund you owned as of July 21, 2017. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.
The Board of Directors of PFI has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.
In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your voting instruction card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by September 19, 2017. As a convenience, we offer three options by which to vote your shares:
By Internet: Follow the instructions located on your voting instruction card.
By Phone: The phone number is located on your voting instruction card. Be sure you have your control number, as printed on your voting instruction card, available at the time you call.
By Mail: Sign your voting instruction card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.
Sincerely,
Michael J. Beer
President and CEO

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the LargeCap Growth Fund II:
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the LargeCap Growth Fund II (the “Acquired Fund”), a series of Principal Funds, Inc. (“PFI”), will be held at 711 High Street, Des Moines, Iowa 50392, on September 20, 2017 at 10:00 a.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof.

Proposal:	Approval of a Plan of Acquisition providing for the reorganization of the LargeCap Growth Fund II into the Blue Chip Fund.
The Board of Directors of PFI recommends that shareholders of the Acquired Fund vote FOR the Proposal.
Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.
Each shareholder of record at the close of business on July 21, 2017 is entitled to receive notice of and to vote at the Meeting. Please read the attached Proxy Statement/Prospectus.
By order of the Board of Directors
Michael J. Beer
President and CEO
________, 2017
Des Moines, Iowa

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
---------------------------------
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 20, 2017
RELATING TO THE REORGANIZATION OF THE LARGECAP GROWTH FUND II INTO THE BLUE CHIP FUND
This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 711 High Street, Des Moines, Iowa 50392, on September 20, 2017, at 10:00 a.m., Central Time (the “Meeting”).
At the Meeting, the shareholders of the LargeCap Growth Fund II (the “Acquired Fund”) will be asked to consider and approve the Plan of Acquisition (the “Plan”) providing for its reorganization into the Blue Chip Fund (the “Acquiring Fund”) (with the Acquired Fund, the "Funds").
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class J, R-3, R-4, R-5, and Institutional Class shares of Acquired Fund will receive, respectively, Class J, R-3, R-4, R-5, and Institutional Class Shares of the Acquiring Fund. Class R-1 and R-2 Shareholders of the Acquired Fund, will receive Class R-3 shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on September 29, 2017. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and the Form of Plan of Acquisition which is attached hereto as Appendix A.
This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended August 31, 2016 and October 31, 2016, respectively. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-222-5852.
Statements of Additional Information dated ______, 2017 (the “Statements of Additional Information”) relating to this Proxy Statement/Prospectus have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Proxy Statement/Prospectus. PFI’s Prospectuses one dated March 1, 2017 (as supplemented) and a second prospectus dated April 7, 2017 (as supplemented) (“PFI Prospectuses”), and the Statements of Additional Information for PFI, one dated March 1, 2017 as amended and restated June 12, 2017 (as supplemented), and a second dated April 7, 2017 as amended and restated June 12, 2017 (as supplemented) (“PFI SAIs”), have been filed with the SEC (File No. 033-59474) and, insofar as they relate to the Acquired and Acquiring Funds, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll free at 1-800-222-5852 if you have any questions regarding the Reorganization.
PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.
Important Notice Regarding Availability of Proxy Statement for the Shareholders’ Meeting to be Held on
September 20, 2017. This Proxy Statement is available on the Internet at:_______________________________________
The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Proxy Statement/Prospectus is ______, 2017.

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.
Principal Funds, Inc. ("PFI") is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 83 separate series or funds (the “PFI Funds”), including the Acquired and Acquiring Funds. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is Principal Global Investors, LLC (“PGI”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PGI and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392.
Investment Management. Pursuant to an investment advisory agreement with PFI, PGI provides investment advisory services and is also responsible for, among other things, administering the business and affairs of each Fund. With respect to the Acquired Fund, PGI is also responsible for selecting, contracting with, compensating, and monitoring the performance of sub-advisors that manage the investment of assets of the Funds pursuant to sub-advisory agreements. PGI has entered into a sub-advisory agreement with respect to the Acquired Fund as follows:

LargeCap Growth Fund II (Acquired Fund)	Blue Chip Fund (Acquiring Fund)
Investment Advisor: PGI	Investment Advisor: PGI
Sub-Advisor: American Century Investment Management, Inc. ("American Century") & Sawgrass Asset Management, LLC ("Sawgrass")	Sub-Advisor: None
American Century, Sawgrass, and PGI are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.
American Century is located at 4500 Main Street, Kansas City, MO 64111. Sawgrass is located at 1579 The Green Way, Jacksonville Beach, FL 32250.
PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company and a member of Principal Financial Group.
THE REORGANIZATION
At its meeting held on June 13, 2017, the Board of Directors of PFI (the “Board”), including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Board Consideration of the Reorganization.”
The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares in complete liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be on or about September 29, 2017. Holders of Class J, R-3, R-4, R-5, and Institutional Class shares of Acquired Fund will receive, respectively, Class J, R-3, R-4, R-5, and Institutional Class Shares of the Acquiring Fund. Class R-1 and R-2 Shareholders of the Acquired Fund, will receive Class R-3 shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on September 29, 2017. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

The Board believes that the Reorganization of the Acquired Fund into the Acquiring Fund will serve the interests of shareholders of both Funds. The Acquired Fund has experienced negative net cash flows over the past five years, losing approximately half of its assets since 2012. The Board does not expect the Acquired Fund to gather significant new assets in the future. For that reason, the Reorganization is expected to result in economies of scale that will benefit shareholders of the Acquired Fund. The Funds have the same objectives in that they both seek to generate long-term growth of capital and they have somewhat similar investment strategies and risks in that both invest principally in equity securities of companies with large market capitalization. The Funds also have similar investment performance with the Acquiring Fund outperforming the Acquired Fund over the one and three-year periods ending March 31, 2017. In addition, the Acquiring Fund has a lower advisory fee and lower net expense ratios with respect to all share classes. Accordingly, the Acquired Fund shareholders are expected to enjoy cost savings as a result of the Reorganization.
In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. Please see “Information About the Reorganization -- Federal Income Tax Consequences” for a discussion of the tax consequences to the Acquired Fund and its shareholders of disposing of portfolio securities, as described below, and their relation to available pre-reorganization capital losses of the Acquired Fund.
The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds - Purchases, Redemptions and Exchanges of Shares.”With respect to the Reorganization, the Acquired Fund is expected to achieve greater benefit than the Acquiring Fund with respect to the Reorganization. Therefore, the expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing and solicitation costs, and legal fees, will be paid by the Acquired Fund. Such expenses and out-of-pocket fees incurred in connection with the Reorganization are estimated to be $17,000. In addition, the Acquired Fund will be required to reposition its portfolio prior to the Reorganization for the purpose of transferring only those assets that are consistent with the Acquiring Fund’s investment strategy. The explicit trading costs required to reposition the assets of the Acquired Fund are estimated to be $158,988. It is expected that 83.6% of the portfolio securities of the Acquired Fund will be disposed of. This sale of securities will result in a reduction in net asset value per share of approximately $0.02. The estimated taxable gain to the Acquired Fund, which will be distributed to shareholders, would be, net of trading costs, $60,348,000 on a U.S. GAAP basis. The Acquired Fund is considered a Regulated Investment Company (“RIC”) for tax purposes.
PROPOSAL:
APPROVAL OF A PLAN OF ACQUISITION PROVIDING FOR THE REORGANIZATION
OF THE LARGECAP GROWTH FUND II INTO THE BLUE CHIP FUND
Shareholders of the LargeCap Growth Fund II (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired Fund into the Blue Chip Fund (the “Acquiring Fund”).

Comparison of Acquired and Acquiring Funds
The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the Funds have the same objectives in that they both seek to generate long-term growth of capital. The Funds also have somewhat similar investment strategies and risks in that both invest at least 80% of their net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of purchase. Both Funds also invest primarily in growth equity securities. The principal differences between the Funds is that the Acquiring Fund focuses on the securities of “blue chip” companies (companies that are typically large and well established) and invests in both foreign and domestic securities while the Acquired Fund focuses on equity securities of domestic companies whose potential for growth of capital and earnings is expected to be above average and invests between 10-30% of its assets in a less active enhanced index strategy.

LargeCap Growth Fund II (Acquired Fund)	Blue Chip Fund (Acquiring Fund)
Approximate Net Assets as of April 30, 2017:
$570,208,000	$1,679,495,000

Investment Advisor:	Investment Advisor:
PGI	PGI

Sub-Advisor:
American Century Investment Management, Inc. & Sawgrass Asset Management, LLC	None

PGI Portfolio Managers:
James W. Fennessey (since 2009) joined the PFG in 2000. Mr. Fennessey earned a B.S. in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.
Randy L. Welch (since 2009) joined the PFG in 1989. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned a B.A. in Business/Finance from Grand View College and an M.B.A. from Drake University.

Tom Rozycki (since 2012) has been with PGI since 2001. He earned a bachelor’s degree in Finance from Drake University. Mr. Rozycki has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin (since 2012) has been with PGI and its affiliates since 1993. He earned a bachelor’s degree in Finance from the University of Iowa and an M.B.A. from the Yale School of Management. Mr. Nolin has earned the right to use the Chartered Financial Analyst designation.

Temporary Defensive Investing:
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.
Fundamental Investment Restrictions:
The Funds are subject to identical fundamental investment restrictions. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.
Additional Information:
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Comparison of Investment Objectives and Strategies

Investment Objectives:
The Acquired Fund seeks long-term growth of capital.	The Acquiring Fund seeks long-term capital growth.
Principal Investment Strategies:
Under normal circumstances, the Acquired Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of purchase. For this Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Growth Index (as of December 31, 2016, this range was between approximately $394.9 million and $634.4 billion). The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. PGI invests between 10% and 30% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Russell 1000® Growth Index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index. The Fund's remaining assets are managed by the sub-advisors.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of purchase. For this Fund, companies with large market capitalizations are those with market capitalizations similar to companies in the Russell 1000 Growth® Index (as of November 30, 2016, this range was between approximately $499.2 million and $605.4 billion). The Fund focuses on the securities of “blue chip” companies, which are defined as large, well-established and financially sound companies; an issuer of blue chip stock typically has a market capitalization in the billions, is generally the market leader or among the top three companies in its sector, and is commonly a household name. The Acquiring Fund invests in foreign securities. The Acquiring Fund invests in growth equity securities, particularly with respect to equity securities of blue chip companies whose potential for growth of capital and earnings is expected to be above average.

Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds.
Risks Applicable to both Funds:
The following risks are applicable to the Acquired Fund and the Acquiring Fund (directly or through its investment in underlying funds subject to such risks):
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Principal Risks of Investing in the Acquiring Fund:
The principal risks of investing in the Acquiring Fund (directly or through its investment in underlying funds subject to such risks):
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance. Moreover, a fund of fund’s redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption. As of August 31, 2016, 93.49% of the Acquiring Fund shares were held by other funds managed by PGI.

Fees and Expenses of the Funds
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended October 31, 2016; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended August 31, 2016; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended August 31, 2016 assuming that the Reorganization had taken place at the commencement of the fiscal year ended August 31, 2016.
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Acquired and Acquiring Funds’ performance.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fees	12b-1 Fees (1)	Other Expenses (1)		Total Annual Operating Expenses - Gross	Fee Waiver / Expense Reimbursement		Total Annual Operating Expenses - Net
(a) LargeCap Growth Fund II (Acquired Fund)
Class J	0.89%	0.15%	0.21%		1.25%	(0.04)%	(2)	1.21%
Institutional Class	0.89%	N/A	0.01%		0.90%	(0.04)%	(2)	0.86%
Class R-1	0.89%	0.35%	0.54%		1.78%	(0.04)%	(2)	1.74%
Class R-2	0.89%	0.30%	0.46%		1.65%	(0.04)%	(2)	1.61%
Class R-3	0.89%	0.25%	0.33%		1.47%	(0.04)%	(2)	1.43%
Class R-4	0.89%	0.10%	0.29%		1.28%	(0.04)%	(2)	1.24%
Class R-5	0.89%	N/A	0.27%		1.16%	(0.04)%	(2)	1.12%

(b) Blue Chip Fund (Acquiring Fund)
Class A	0.68%	0.25%	0.35%		1.28%	—%	(4)	1.28%
Class C	0.68%	1.00%	0.40%		2.08%	—%	(4)	2.08%
Institutional Class	0.68%	N/A	0.01%		0.69%	—%	(5)	0.69%
Class R-3	0.68%	0.25%	0.32%	(3)	1.25%	N/A		1.25%
Class R-4	0.68%	0.10%	0.28%	(3)	1.06%	N/A		1.06%
Class R-5	0.68%	N/A	0.26%	(3)	0.94%	N/A		0.94%
Class R-6	0.68%	N/A	176.25%	(3)	176.93%	(176.24)%	(4)	0.69%
Class T	0.68%	0.25%	0.29%	(3)	1.22%	—%	(4)	1.22%

(c) Blue Chip Fund (Acquiring Fund) (Pro forma assuming Reorganization)
Class A	0.67%	0.25%	0.35%		1.27%	—%	(4)	1.27%
Class C	0.67%	1.00%	0.40%		2.07%	—%	(4)	2.07%
Class J	0.67%	0.15%	0.21%		1.03%	N/A		1.03%
Institutional Class	0.67%	N/A	0.01%		0.68%	—%	(5)	0.68%
Class R-3	0.67%	0.25%	0.32%	(3)	1.24%	N/A		1.24%
Class R-4	0.67%	0.10%	0.28%	(3)	1.05%	N/A		1.05%
Class R-5	0.67%	N/A	0.26%	(3)	0.93%	N/A		0.93%
Class R-6	0.67%	N/A	176.25%	(3)	176.92%	(176.24)%	(4)	0.68%
Class T	0.67%	0.25%	0.29%	(3)	1.21%	—%	(4)	1.21%

(1)	Expense information in the table has been restated to reflect current fees.
(2)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2018. The fee waiver will reduce the Fund's Management Fees by 0.044% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement may mutually agree to terminate the fee waiver prior to the end of the period.

(3)	Based on estimated amounts for the current fiscal year (Class T, R-3, R-4, R-5 and R-6)
(4)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class A, 2.10% for Class C and 1.22% for Class T shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.01%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending June 30, 2018; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

(5)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.81% for Institutional Class shares. The expense cap has been added to limit the potential increase in "Other Expenses" that otherwise may occur due to an expected decrease in the number of Institutional Class shareholders of the Fund. It is expected that the expense limit will continue through the period ending June 30, 2018; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expense of the Acquired or Acquiring Fund. Actual expense may be greater or less than those shown.

	1 Year	3 Years	5 Years	10 Years
LargeCap Growth Fund II (Acquired Fund)
Assumes redemption at the end of the periods listed:
Class J	$223	$393	$682	$1,508
Institutional Class	88	283	495	1,104
Class R-1	177	556	961	2,091
Class R-2	164	516	893	1,951
Class R-3	146	461	799	1,754
Class R-4	126	402	698	1,542
Class R-5	114	365	634	1,405

Assumes you do not redeem:
Class J	$123	$393	$682	$1,508

Blue Chip Fund (Acquiring Fund)
Assumes redemption at the end of the periods listed:
Class A	$673	$934	$1,214	$2,010
Class C	311	652	1,119	2,410
Institutional Class	70	221	384	859
Class R-3	127	397	686	1,511
Class R-4	108	337	585	1,294
Class R-5	96	300	520	1,155
Class R-6	70	798	1,174	1,655
Class T	371	628	904	1,690

Assumes you do not redeem:
Class C	$211	$652	$1,119	$2,410

Blue Chip Fund (Acquiring Fund) (Pro forma assuming Reorganization)
Assumes redemption at the end of the periods listed:
Class A	$672	$931	$1,209	$2,000
Class C	310	649	1,114	2,400
Class J	205	328	569	1,259
Institutional Class	69	218	379	847
Class R-3	126	393	681	1,500
Class R-4	107	334	579	1,283
Class R-5	95	296	515	1,143
Class R-6	69	797	1,173	1,654
Class T	370	624	898	1,679

Assumes you do not redeem:
Class C	$210	$649	$1,114	$2,400
Class J	105	328	569	1,259

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction fees. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 46.3% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 36.4%.
Investment Management Fees/Sub-Advisory Arrangements
The Funds each pay their investment advisor, PGI, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

LargeCap Growth Fund II (Acquired Fund)		Blue Chip Fund (Acquiring Fund)
First $500 Million	0.89%	First $500 Million	0.70%
Next $500 Million	0.87%	Next $500 Million	0.68%
Next $500 Million	0.85%	Next $500 Million	0.66%
Next $500 Million	0.84%	Next $500 Million	0.65%
Next $1 Billion	0.83%	Next $1 Billion	0.64%
Over $3 Billion	0.82%	Over $3 Billion	0.63%
As sub-advisors to the Acquired Fund, American Century and Sawgrass are paid sub-advisory fees for its services. These sub-advisory fees are paid by PGI, not by the Acquired Fund.
A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PFI’s Annual Reports to Shareholders for the fiscal years ended October 31, 2016 and August 31, 2016.
Performance
The following information provides an indicator of the risks of investing in the Funds. The bar charts below show how each Fund’s total return has varied year-by-year, while the tables below show each Fund’s performance over time (along with the returns of a broad-based market index for reference). Annual returns do not reflect any applicable sales charges and would be lower if they did. A Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR
LargeCap Growth Fund II (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	15.82%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.90)%

CALENDAR YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR
Blue Chip Fund (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q1 '13	10.03%
Lowest return for a quarter during the period of the bar chart above:	Q3 '15	(4.58)%

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	5 Years	10 Years
LargeCap Growth Fund II (Acquired Fund)
Institutional Class Return Before Taxes	5.33%	12.59%	7.43%
Institutional Class Return After Taxes on Distributions	4.36%	9.69%	5.62%
Institutional Class Return After Taxes on Distribution and Sale of Fund Shares	3.83%	9.74%	5.78%
Class J Return Before Taxes	3.96%	12.10%	6.84%
Class R-1 Return Before Taxes	4.37%	11.60%	6.49%
Class R-2 Return Before Taxes	4.50%	11.75%	6.63%
Class R-3 Return Before Taxes	4.76%	11.95%	6.81%
Class R-4 Return Before Taxes	4.96%	12.16%	7.02%
Class R-5 Return Before Taxes	5.04%	12.30%	7.14%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	7.08%	14.50%	8.33%
_________________________________
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.

Average Annual Total Returns
For the periods ended December 31, 2016	1 Year	Life of Fund
Blue Chip Fund (Acquiring Fund)
Class A Return Before Taxes	2.25%	11.94%
Class A Return After Taxes on Distributions	2.12%	11.55%
Class A Return After Taxes on Distributions and Sale of Fund Shares	1.39%	9.42%
Class C Return Before Taxes	6.44%	12.49%
Class P Return Before Taxes	8.73%	13.85%
Institutional Class Return Before Taxes	8.87%	14.06%
Class R-3 Return Before Taxes	8.29%	13.41%
Class R-4 Return Before Taxes	8.48%	13.62%
Class R-5 Return Before Taxes	8.62%	13.76%
Class R-6 Return Before Taxes	8.81%	13.99%
Class T Return Before Taxes	5.60%	12.82%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	7.08%	14.19%
_________________________________
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.

Board Consideration of the Reorganization
At its June 13, 2017 meeting, the Board considered information presented by PGI, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the similar investment objectives and somewhat similar principal investment strategies of the Funds;

(2)	identical fundamental investment restrictions;

(3)
the estimated costs of the Reorganization, including the estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

(4)	the expected benefits of the Reorganization to shareholders of the Acquired Fund and Acquiring Fund in light of the proposal that the Acquired Fund bear all Reorganization related costs;

(5)	expense ratios and available information regarding the fees and expenses of the Funds;

(6)	comparative investment performance of and other information pertaining to the Funds;

(7)	the prospects for growth of and for achieving economies of scale by the Acquired Fund as compared to those that of the Acquiring Fund;

(8)	the absence of any material differences in the rights of shareholders of the Funds;

(9)	any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;

(10)	the direct or indirect federal income consequences of the Reorganization;

(11)	PGI's representation that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;

(12)	the terms and conditions of the Plan; and

(13)	possible alternatives to the Reorganization including liquidation of the Acquired Fund or continuing the Acquired Fund as currently operated.
The Board’s decision to recommend approval by the Acquired Fund of the Reorganization was based on a number of factors, including the following:

(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have similar investment objectives;

(2)	PGI as Investment Advisor of the Acquiring Fund, may be expected to provide high quality investment advisory services and personnel for the foreseeable future;

(3)	the Acquiring Fund has a lower advisory fee rate and expense ratio than the Acquired Fund;

(4)	Acquired Fund shareholders are expected to benefit from a lower expense ratio after taking into account the Reorganization related costs to be borne by the Acquired Fund;

(5)	the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospect for growth and efficient management; and

(6)
as most shareholders of the Acquired Fund hold their shares in tax-advantaged accounts, capital gains realized in connection with repositioning the Acquired Fund's portfolio are expected to have minimal impact.

INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition
The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.
Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be September 29, 2017, or such earlier or later date as the officers PGI may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Holders of Class J, R-3, R-4, R-5, and Institutional Class shares of Acquired Fund will receive, respectively, Class J, R-3, R-4, R-5, and Institutional Class Shares of the Acquiring Fund. Class R-1 and R-2 Shareholders of the Acquired Fund, will receive Class R-3 shares of the Acquiring Fund. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of the Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be terminated in accordance with applicable law.
The Plan may be amended by the Board, except that after approval by shareholders of the Acquired Fund, no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.
Under the Plan, the Acquired Fund will pay all proxy expenses and out-of-pocket fees incurred by the Acquired Fund in connection with the Reorganization. The Acquired Fund will also pay the trading costs associated with the sale of portfolio securities to reposition the Acquired Fund’s portfolio in advance of the Reorganization.
If the Plan is not consummated for any reason, the Board will consider other possible courses of action.
Description of the Securities to Be Issued
PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquired and Acquiring Funds are each a separate series of PFI, and the Class J, R-3, R-4, R-5, and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.
Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences
To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore each combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by the Acquired Funds or its shareholders in connection with each combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.
Capital Loss Carryforward. As of October 31, 2016, the Acquired Fund had no capital loss carryforwards.
Capital Gains from Disposition of Portfolio Securities. The disposition of portfolio securities by the Acquired Fund prior to and in connection with the Reorganization could result in the Acquired Fund incurring long-term and short-term capital gains. Any such capital gains will be passed through to the shareholders of the Acquired Fund and will be subject to taxation as described below.
Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.
The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION
The following tables show as of April 30, 2017: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of April 30, 2017, the Acquired Fund had seven outstanding classes of shares; Class J, Institutional, R-1, R-2, R-3, R-4 and R-5. As of April 30, 2017, the Acquiring Fund had eight outstanding classes of shares; Class A, Class C, Class P, Institutional, R-3, R-4, R-5 and R-6.
The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization. The expenses and fees LargeCap Growth Fund II will pay are expected to total $17,000. The Acquired Fund will pay any trading costs associated with disposing of any portfolio securities. The trading costs are estimated to be $1,480,398 with an approximate gain of $61,845,000 ($0.93 per share) on a U.S. GAAP basis.

	Class	Net Assets (000s)	Net Asset Value	Shares (000s)
LargeCap Growth Fund II	J	$36,354	$7.14	5,093
(Acquired Fund)	Institutional	519,777	8.66	60,032
	R-1	944	7.91	119
	R-2	1,574	7.51	210
	R-3	3,815	7.83	487
	R-4	1,376	8.19	168
	R-5	6,368	8.31	766
		$570,208		66,875

Blue Chip Fund	A	56,246	18.60	3,023
(Acquiring Fund)	C	34,095	18.15	1,879
	P	26,710	18.73	1,426
	Institutional	1,562,356	18.75	83,308
	R-3	26	18.69	1
	R-4	23	18.72	1
	R-5	28	18.74	1
	R-6	11	18.75	1
		$1,679,495		89,640

Reduction in net assets and decrease in net asset values	J	(95)	(0.02)	(13)
per share of the Acquired Fund to reflect the estimated	Institutional	(1,365)	(0.02)	(158)
expenses and trading costs of the Reorganization	R-1	(2)	(0.02)	(0)
	R-2	(4)	(0.02)	(1)
	R-3	(10)	(0.02)	(1)
	R-4	(4)	(0.02)	(0)	**
	R-5	(17)	(0.02)	(2)
		(1,497)		(176)

Decrease in shares outstanding of the Acquired Fund	A			—
to reflect the exchange for shares of the Acquiring Fund.	C			—
	P			—
	J			(3,154)
	Institutional			(32,311)
	R-1			(68.49)	*
	R-2			(126)	*
	R-3			(282.88)
	R-4			(94)
	R-5			(426)
	R-6			—

	Class	Net Assets (000s)	Net Asset Value	Shares (000s)

Blue Chip Fund (Acquiring Fund)	A	$56,246	$18.60	3,023
(pro forma assuming Reorganization)	C	34,095	18.15	1,879
	P	26,710	18.73	1,426
	J	36,259	18.75	1,926
	Institutional	2,080,768	18.75	110,871
	R-3	6,343	18.69	338
	R-4	1,395	18.72	75
	R-5	6,379	18.74	339
	R-6	11	18.75	1
		$2,248,206		119,744

* Exchanging into Class R-3 of the Acquiring Fund
**Less than 500 shares

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
The investment strategies identified in this section provide specific information about the Acquired and Acquiring Funds, but there are some general principles PGI and/or the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, PGI and/or the sub-advisors may consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, and the current price of its securities relative to their perceived worth and relative to others in its industry.
The Funds are designed to be a portion of an investor's portfolio. No Fund is intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. It is possible to lose money by investing in the Funds.
Active Management
Both the Acquired and Acquiring Fund are actively managed. The performance of a fund that is actively managed will reflect in part the ability of those managing the investments of the fund to make investment decisions that are suited to achieving the fund's investment objective. Actively-managed funds may invest differently from the benchmark against which the Fund's performance is compared. When making decisions about whether to buy or sell equity securities, considerations may include, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, considerations may include, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates, a range of economic, political and financial factors, the balance between supply and demand for certain asset classes, the credit quality of individual issuers, the fundamental strengths of corporate and municipal issuers, and other general market conditions.
An active fund's investment performance depends upon the successful allocation of the fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that these allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a fund as a result of these allocation decisions. If a fund's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money. Moreover, buying and selling securities to adjust the fund’s asset allocation may increase portfolio turnover and generate transaction costs.
Market Volatility and Securities Issuers
The value of a fund's portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If a fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a fund.
Temporary Defensive Measures
From time to time, as part of its investment strategy, a fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock. There is no limit on the extent to which a fund may take temporary defensive measures. In taking such measures, a Fund may lose the benefit of upswings and may limit its ability to meet, or fail to achieve, its investment objective.

Strategy and Risk Table
The following table identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal, or not applicable to each Fund. The Statement of Additional Information ("SAI") contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	BLUE CHIP FUND	LARGECAP GROWTH FUND II
Convertible Securities	Non-Principal	Non-Principal
Counterparty Risk	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal
Emerging Markets	Not Applicable	Principal
Equity Securities	Principal	Principal
Growth Stock	Principal	Non-Principal
Small and Medium Capitalization Companies	Non-Principal	Non-Principal
Value Stock	Non-Principal	Non-Principal
Fixed Income Securities	Non-Principal	Non-Principal
Foreign Currency	Principal	Non-Principal
Foreign Securities	Principal	Non-Principal
Hedging	Not Applicable	Non-Principal
Investment Company Securities	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal
Master Limited Partnerships ("MLPs")	Non-Principal	Non-Principal
Portfolio Duration	Not Applicable	Non-Principal
Portfolio Turnover (Active Trading)	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal
Real Estate Investment Trusts ("REITs")	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal
Redemption Risk	Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal
U.S. Government and U.S. Government Sponsored Securities	Not-Applicable	Non-Principal

Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. Convertible securities allow a fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.
Counterparty Risk
Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the fund. In addition, a fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed to systemic risks.

Derivatives
Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
The risks associated with derivative investments include:

•	increased volatility of a fund;

•	the inability of those managing investments of the fund to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors;

•	losses caused by unanticipated market movements, which may be substantially greater than a fund's initial investment and are potentially unlimited;

•	the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
There are many different types of derivatives and many different ways to use them.

•
Commodity Index-Linked Notes are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. These notes expose a fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity index. At the maturity of the note, a fund may receive more or less principal than it originally invested. A fund may also receive interest payments on the note that are less than the stated coupon interest payments.

•
Credit Default Swap Agreements may be entered into by a fund as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

•
Foreign Currency Contracts (such as foreign currency options and foreign currency forward and swap agreements) may be used by funds to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of a fund to deliver or receive currency.

•
Forwards, futures contracts and options thereon (including commodities futures); options (including put or call options); and swap agreements and over-the-counter swap agreements (e.g., interest rate swaps, total return swaps and credit default swaps) may be used by funds for hedging purposes in an effort to protect a fund from loss due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions; non-hedging purposes to seek to increase the fund’s income or otherwise enhance return; and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. These derivative investments are subject to special risk considerations, particularly the imperfect correlation between the change in market value of the instruments held by a fund and the price of the derivative instrument. If a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, even when it may be disadvantageous to do so. Options and Swap Agreements also involve counterparty risk. With respect to options, there may be difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets) and an insufficient liquid secondary market for particular options.

•
Index/structured securities. Certain derivative securities are described more accurately as index/structured securities, which are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Emerging Markets
Emerging market securities are defined as those issued by:

•	companies with their principal place of business or principal office in emerging market countries or

•	companies whose principal securities trading market is an emerging market country.

Usually, the term “emerging market country” (also called a "developing country") means any country that is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Bloomberg Barclays Emerging Markets USD Aggregate Bond Index). These countries generally exclude the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.
Investments in companies of emerging market countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent trading volume that results in a lack of liquidity and greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those countries.
Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related indexes will change over time, and a fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es).
Growth Stock
The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in growth stocks may underperform other funds that invest more broadly or favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Small and Medium Market Capitalization Companies
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. The net asset value of a fund that invests a substantial portion of its assets in small company stocks may therefore be more volatile than the shares of a fund that invests solely in larger company stocks. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. Smaller companies may be less mature than larger companies.

At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Value Stock
Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock's intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in value stocks may underperform other funds that invest more broadly or favor different investment styles.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer of a fixed-income security generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.
Fixed-income securities are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.
Funds may invest in fixed-income securities of companies with small- or medium-sized market capitalizations. Investments in companies with smaller market capitalizations may involve greater risks, price volatility (wide, rapid fluctuations), and less liquidity than investments in larger, more mature companies.
Foreign Currency
Certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. In addition, funds may engage in foreign currency transactions for both hedging and investment purposes, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
The value of foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. Transactions in non-U.S. currencies are also subject to many of the risks of investing in foreign (non-U.S.) securities; for example, changes in foreign economies and political climates are more likely to affect a fund that has foreign currency exposure than a fund that invests exclusively in U.S. companies and currency. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars. To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. Currency hedging involves some of the same general risks and considerations as other transactions with similar instruments (i.e., derivative instruments) and hedging. Currency transactions are also subject to additional risks. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Foreign Securities
Foreign securities are defined as those issued by:

•	companies with their principal place of business or principal office outside the U.S. or

•	companies whose principal securities trading market is outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Acquiring Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
If a fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the fund than a fund that is not over-weighted in that region.
Hedging
Hedging is a strategy that can be used to limit or offset investment risk. The success of a fund’s hedging strategy will be subject to the ability of those managing the fund's investments to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the ability of those managing the fund's investments to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, those managing the fund's investments may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

Investment Company Securities
Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
A fund that invests in another investment company is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
A fund may invest in affiliated underlying funds, and those who manage such fund's investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund assets to underlying funds from which they receive higher fees.
Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.
Master Limited Partnerships ("MLPs")
A master limited partnership ("MLP") that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. For example, the business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Many MLPs are also subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.
MLPs tend to pay relatively higher distributions than other types of companies. The amount of cash that an MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLP's level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
Certain benefits derived from investment in MLPs depend largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. MLPs taxed as partnerships file a partnership tax return for U.S. federal, state and local income tax purposes and communicate the Fund’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a “Schedule K-1.” Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your tax returns. In some circumstances the Fund may need to send you a corrected Form 1099, which could require you to amend your tax returns. For example, if the Fund keeps MLP investments until the basis (generally the price paid for the units, as adjusted downwards with each distribution and allocation of deductions and losses, and upwards with each allocation of taxable income and gain) is zero, subsequent distributions will be taxable to the Fund at ordinary income rates and shareholders may receive a corrected Form 1099.
If, as a result of a change in current law or a change in an MLP's business, an MLP was treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
To the extent a distribution received by a fund from an MLP is treated as a return of capital, the fund's adjusted tax basis in the interests of the MLP will be reduced, which may increase the fund's tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Portfolio Duration
Average duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
Portfolio Turnover (Active Trading)
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) are considered actively-traded and often have higher transaction costs (which are paid by the fund), may result in higher taxes when fund shares are held in a taxable account, and may lower the fund's performance. High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets.  Both events reduce fund performance.
Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
Preferred Securities
Preferred securities include preferred stock and various types of subordinated debt and convertible securities. Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and are junior to all forms of the company's senior debt, but may have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. Preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are typically ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities; the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.
Real Estate Investment Trusts ("REITs")
Real estate investment trust securities ("REITs") involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. A fund that invests in a REIT is subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Redemption Risk
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund. Moreover, a fund of fund’s redemptions or reallocations among share classes of an underlying fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption. Principal Global Investors, LLC ("PGI") is the advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, Real Estate Allocation Fund, the SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, PVC Multi-Asset Income Account and each of the underlying funds. Principal Real Estate Investors, LLC, ("Principal-REI") is sub-advisor to the Real Estate Allocation Fund. Principal-REI also serves as Sub-Advisor to some of the underlying funds. PGI and Principal-REI are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds that it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.
As of August 31, 2016, PFI Principal LifeTime Funds, PFI Principal LifeTime Hybrid Funds, PFI Real Estate Allocation Fund, PFI SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, PVC Principal LifeTime Accounts, PVC Multi-Asset Income Account, and PVC SAM Portfolios owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

Fund	Total Percentage of Outstanding Shares Owned
Blue Chip Fund	93.49%
Royalty Trusts
A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.
U.S. Government and U.S. Government-Sponsored Securities
U.S. Government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.
Although U.S. Government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. Government.
There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. Government securities may be affected adversely by changes in the ratings of those securities.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Multiple Classes of Shares
The Board of Directors of PFI has adopted an 18f-3 Plan for each of the funds. Under these plans, the Acquired Fund offers the following share classes: Class J, Institutional Class, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5. The Acquiring Fund offers Class A, Class C, Institutional Class, Class R-3, Class R-4, Class R-5, Class R-6, and Class T. In connection with the Reorganization, the Acquiring Fund will create and offer Class J shares. The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees.
Intermediary Compensation
If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.
Dividends and Distributions
The Funds earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Funds also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Funds normally make dividends and capital gain distributions at least annually, in August. Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution.
Pricing of Fund Shares
Each Fund’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Fund’s NAV is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after we receive the order in proper form.
The Funds' NAV is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liabilities of each class

•	dividing the remainder by the total number of shares owned in that class.
Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading. The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
Notes:

•
If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•
A Fund's securities holdings may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund or by an underlying Account or Fund may change on days when shareholders are unable to purchase or redeem shares.

•
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

TAX INFORMATION
Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the fund as an investment by such a plan and the tax treatment of fund distributions.
Generally, dividends paid by the funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by a fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2013, distributions of investment income properly designated by the fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.
Investments by a fund in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s yield on those securities would be decreased. Shareholders of the funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund’s investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.
Early in each calendar year, each fund will notify you of the amount and tax status of distributions paid to you for the preceding year.
A dividend or distribution made shortly after the purchase of shares of a fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.
Because of tax law requirements, you must provide the funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.
Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the funds’ default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.
Investments by a fund in certain debt instruments or derivatives may cause the fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The fund’s use of derivatives will also affect the amount, timing, and character of the fund’s distributions.
The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the funds. You should consult your tax advisor before investing in the funds.
ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION
Payments to Financial Professionals and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Funds. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Funds as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial professionals who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Funds pay to the Distributor. Individual Financial Professionals may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.
Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale and ongoing payments, the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Funds, or may sell shares of the Funds to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by Fund shares, or 0.25% of the current year’s sales of Fund shares to retirement plans by that financial intermediary.

Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, due diligence trips, training and marketing efforts related to the Funds for the financial intermediary's personnel and/or their clients and potential clients. Such activities may be sponsored by financial intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the Statement of Additional Information (SAI) for the Acquiring Fund. See also the section titled "Payments to Broker-Dealers and Other Financial Intermediaries" in this Prospectus.
Your financial intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.
ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the funds.
Each fund pays ongoing fees to PGI and others who provide services to the fund. These fees include:

•	Management Fee -- Through the Management Agreement with the fund, PGI has agreed to provide investment advisory services and administrative services to the fund.

•	Other Expenses -- A portion of expenses that are allocated to all classes of the fund.

•
Distribution Fee -- Each of the funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Retirement Class shares. Each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.

•
Transfer Agent Fee -- Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the fund under which PSS provides transfer agent services. These services are currently provided at cost.

•	Acquired Fund Fees and Expenses -- Fees and expenses charged by other investment companies in which a fund invests a portion of its assets.
Retirement Class Shares Only

•	Service Fee -- PGI has entered into a Service Agreement with PFI under which PGI performs personal services for shareholders.

•
Administrative Service Fee -- PGI has entered into an Administrative Services Agreement with PFI under which PGI provides shareholder and administrative services for retirement plans and other beneficial owners of beneficial owners of Fund shares.

Institutional Class shares of the funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders, and the cost of shareholder meetings held solely for Institutional Class shares.

FREQUENT TRADING AND MARKET TIMING (Abusive Trading Practices)
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions (“excessive trading”) of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Fund to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Fund and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Fund; and

•	Increase expenses of the Fund due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.
If PFI is not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds will affect the Acquiring Fund as it would for any fund shareholder.
Certain funds may be at greater risk of harm due to frequent purchase and redemptions. For example, those funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. PFI has adopted fair valuation procedures. These procedures are intended to discourage market timing transactions in shares of the Funds.

If an intermediary, or PFI, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:

•	Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;

•	Limiting the dollar amount of an exchange and/or the number of exchanges during a year;

•
Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and

•	Taking such other action as directed by PFI.
In order to prevent excessive trading, PFI has reserved the right to accept or reject, without prior written notice, any exchange requests (an exchange request is a redemption request coupled with a request to purchase shares with the proceeds of the redemption; such restriction applies to the purchase of fund shares in an exchange request and does not restrict a shareholder from requesting a redemption). In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.
SHAREHOLDER RIGHTS
Each shareholder of a Fund is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of a Fund are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of PFI may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.
The bylaws of PFI also provide that PFI does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. PFI intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.
Shareholder inquiries should be directed to: Principal Funds, Inc., Principal Financial Group, Des Moines, IA 50392.
PURCHASE OF FUND SHARES
PFI offers funds in multiple share classes: A, B, C, J, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and T. Funds available in multiple share classes have the same investments, but differing expenses. Classes J, Institutional, R-3, R-4, R-5 shares are offered by the Acquired and Acquiring Funds. Class A, Class C, Class R-6, and Class T are also offered by the Acquiring Fund and Class R-1 and Class R-2 are offered by the Acquired Fund.
The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PGI's opinion, may be disruptive to the Fund. For these purposes, PGI may consider an investor's trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.
PGI may recommend to the Board, and the Board may elect, to close certain funds or share classes to new and existing investors.
Shares may be purchased from the Distributor. The Distributor is an affiliate of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on Institutional, R-1, R-2, R-3, R-4, R-5 and R-6 Class shares of the Fund.
Shareholder accounts for the Funds are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account, plan level account, or institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Funds as evidence of ownership of Fund shares. Share certificates are not issued.
Shares of the Funds are generally purchased through Financial Professionals. Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting our website to obtain the appropriate forms.

Your Financial Professional can help you buy shares of the Funds by mail, through bank wire, direct deposit, or Automatic Investment Plan (“AIP”). No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). An investment in the Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. The Fund also offers a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Financial Professional before making decisions about the account and type of investment that are appropriate for them.
For Institutional Class. Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers of Institutional Class shares also include but are not limited to:
•investors investing at least $1,000,000 per fund;
•sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs (such accounts and programs must trade in an omnibus relationship);
•institutional clients that Principal Life has approved for purposes of providing plan recordkeeping;
•institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments and foundations;
•collective trust funds, fund of funds or other pooled investment vehicles, and entities acting for the account of a public entity;
•clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate; and
•the portfolio manager of any adviser to the fund.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.
PGI may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.
For J Shares. Class J shares are currently available through registered representatives of:
•Princor who are also employees of Principal Life distribution channels used to directly market certain products and services of the companies of the Principal Financial Group as well as provide retirement plan services and education on topics such as investing and retirement. These Princor registered representatives are with Principal Connection (part of Principal Bank) and Worksite Solutions (part of the Retirement & Investor Services and US Insurance Solutions Distribution area), and
•Selected broker-dealers that have entered into a selling agreement to offer Class J shares.

Class J shares are also available through an online IRA rollover tool on www.principal.com.
For more information about Class J shares of the Funds, please call Principal Connection at 1-800-243-4380, extension 704.
Retirement Class Shares. The Retirement Class shares may be purchased through retirement plans, though not all plans offer each Fund. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation (not all classes are available to all plans). Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.
Only eligible purchasers may buy R-1, R-2, R-3, R-4, and R-5 Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:

•	retirement and pension plans to which Principal Life provides recordkeeping services;

•	separate accounts of Principal Life;

•	Principal Life or any of its subsidiaries or affiliates;

•	any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;

•	clients of Principal Global Investors, LLC;

•	certain pension plans;

•	certain retirement account investment vehicles administered by foreign or domestic pension plans;

•	an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement;

•	certain retirement plan clients that have an approved organization for purposes of providing plan record keeping services.

Payment. Payment for shares of PFI purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.
Your Financial Professional can help you buy shares of PFI by mail, through bank wire, direct deposit or Automatic Investment Plan. Contact Principal Funds at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).
Direct Deposit. Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.
Automatic Investment Plan. Your Financial Professional can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.
The Funds, at their discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by PFI’s Board of Directors. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Note: No salesperson, broker-dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PGI, any sub-advisor, or PFD.
SALE OF FUND SHARES
You may redeem shares of the Fund upon request. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form. There is no charge for the redemption. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in Frequent Purchases and Redemptions.
The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment up to seven days, as permitted by federal securities law.
You will be charged a $10 wire fee if you have the sale proceeds wired to your bank. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made).
Distributions from IRA, SEP, SIMPLE, 403(b), and SAR-SEP accounts may be taken as:
•lump sum of the entire interest in the account,
•partial interest in the account, or
•periodic payments of either a fixed amount of an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 ½.
Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.
Generally, sales proceeds are:
•payable to all owners on the account (as shown in the account registration) and
•mailed to the address on the account (if not changed within the last 15 days) or sent by wire or ACH to previously authorized U.S. bank account.
For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:
•when an owner has died;
•for certain employee benefit plans; or
•owned by corporations, partnerships, agents, or fiduciaries.

Except as described above, you may redeem shares of the Funds in any of the following ways:
By Mail
To sell shares by mail, you must:

•	Send a letter or our distribution form which is signed by an owner of the account,

•	Specify the account number, and

•	Specify the number of shares or the dollars amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.
By Telephone, in amounts of $100,000 or less
To sell shares by telephone:

•	The request may be made by a shareholder or by the shareholder’s Financial Professional.

•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.

•	The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.

•	If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.

•	If our phone lines are busy, you may need to send in a written sell order.

•	Telephone redemption privileges are NOT available for Principal Funds 403(b) plans and certain employer sponsored benefit plans.
Classes A and J Shares - Systematic Withdrawal Plans. You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code).
You can set up a systemic withdrawal plan by:
•completing the applicable section of the application
•sending us your written instruction
•completing a Systemic Withdrawal Plan Request form, or
•calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts)
Your systemic withdrawal plan continues until:
•you instruct us to stop or
•your Fund account balance is zero.
When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.
Institutional Class Shares. Institutional Class Shares of the Funds may be redeemed upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by a Fund in proper and complete form. The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Retirement Class Shares. Subject to any restrictions imposed by a plan, Retirement Class shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.
Distributions in Kind. PFI may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

EXCHANGE OF FUND SHARES
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of PFI, provided that:
•the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
•the share class of such other Fund is available through the plan, and
•the share class of such other Fund is available in the shareholder’s state of residence.
All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions or to transactions by Fund managers of the SAM portfolio, Lifetime Funds, or other fund-of-funds in shares of the underlying Funds.
If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange or repurchase restrictions described above, Fund management may waive these restrictions based on:
•Exchange and repurchase limitations that the intermediary is able to impose if, in management’s judgment, such limitations are reasonably likely to prevent excessive trading in Fund shares; or
•The implementation of other transaction monitoring management believes is reasonably likely to identify and prevent excessive trading in Fund shares.
In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.
RESTRICTED TRANSFERS
Shares of each of the Funds may be transferred to an eligible purchaser. However, if a Fund is requested to transfer shares to other than an eligible purchaser, the Fund has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Fund must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.
PORTFOLIO HOLDINGS INFORMATION
A description of PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in PFI's Statement of Additional Information.
VOTING INFORMATION
Voting procedures. PFI is furnishing this Proxy Statement/Prospectus to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.
PFI has hired Computershare Inc. (operating through its Computershare Fund Services division) ("Computershare") to send proxy solicitations. The parties to the agreement are Computershare and Principal Life Insurance Company, Inc. and its affiliates. The estimated cost of the solicitation is $5,500. This cost will be paid by the Acquired Fund.
Voting rights. Only shareholders of record at the close of business on July 21, 2017 (the "Record Date") are entitled to vote. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of that Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, with respect to an Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.

Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a Meeting. Abstentions are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.
In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation procedures. PFI intends to retain Computershare to solicit proxies by mail. Officers or employees of Computershare or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will be compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.
Expenses of the Meeting. The expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees will be paid for by the Acquired Fund.
OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of July 21, 2017, the Record Date, the number of shares outstanding for each class of the Acquired and Acquiring Funds:

LargeCap Growth Fund II		Blue Chip Fund
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
J		A
Institutional		C
R-1		J
R-2		Institutional
R-3		R-3
R-4		R-4
R-5		R-5
R-6
T
As of the July 21, 2017 Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

As of the July 21, 2017 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the Acquired Fund:

Acquired Fund	Share Class	Name/Address of Shareholder	Percent of Ownership

As of the July 21, 2017 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the Acquiring Fund:

Acquiring Fund	Share Class	Name/Address of Shareholder	Percent of Ownership

FINANCIAL HIGHLIGHTS
The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years) and for the semi-annual periods ended April 30, 2017 for the Acquired Fund and February 28, 2017 for the Acquiring Fund. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2012, through October 31, 2016 for the Acquired Fund and fiscal years ended August 31, 2014 through August 31, 2016 for the Acquiring Fund, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose reports, along with each Fund’s financial statements, is included in PFI’s Annual Reports to Shareholders for the fiscal years ended October 31, 2016 for the Acquired Fund and August 31, 2016 for the Acquiring Fund. Copies of these reports are available on request as described above. Information for the semi-annual periods ended April 30, 2017 for the Acquiring Fund and February 28, 2017 for the Acquired Fund, have not been audited.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions
BLUE CHIP FUND
Class A shares
2017(b)	$16.85	$–	$1.84	$1.84	$–	$(0.09)	$(0.09)
2016	15.52	(0.04)	1.69	1.65	(0.01)	(0.31)	(0.32)
2015	15.07	(0.01)	0.86	0.85	(0.02)	(0.38)	(0.40)
2014(i)	12.93	0.03	2.14	2.17	(0.03)	–	(0.03)
Class C shares
2017(b)	16.52	(0.09)	1.81	1.72	–	(0.09)	(0.09)
2016	15.33	(0.16)	1.66	1.50	–	(0.31)	(0.31)
2015	14.97	(0.12)	0.86	0.74	–	(0.38)	(0.38)
2014(i)	12.93	(0.07)	2.13	2.06	(0.02)	–	(0.02)
Class P shares
2017(b)	16.97	0.03	1.88	1.91	(0.06)	(0.09)	(0.15)
2016	15.62	0.02	1.70	1.72	(0.06)	(0.31)	(0.37)
2015	15.13	0.08	0.85	0.93	(0.06)	(0.38)	(0.44)
2014(i)	12.93	0.10	2.14	2.24	(0.04)	–	(0.04)
Institutional shares
2017(b)	17.00	0.05	1.87	1.92	(0.08)	(0.09)	(0.17)
2016	15.63	0.05	1.70	1.75	(0.07)	(0.31)	(0.38)
2015	15.14	0.1	0.86	0.96	(0.09)	(0.38)	(0.47)
2014	12.44	0.12	2.62	2.74	(0.04)	–	(0.04)
2013	10.64	0.18	1.69	1.87	(0.06)	(0.01)	(0.07)
2012(f)	10.00	0.02	0.62	0.64	–	–	–
R-3 shares
2017(b)	16.96	(0.02)	1.87	1.85	(0.03)	(0.09)	(0.12)
2016(g)	15.64	(0.01)	1.33	1.32	–	–	–
R-4 shares
2017(b)	16.98	0.02	1.85	1.87	(0.04)	(0.09)	(0.13)
2016(g)	15.64	–	1.34	1.34	–	–	–
R-5 shares
2017(b)	16.99	0.02	1.87	1.89	(0.05)	(0.09)	(0.14)
2016(g)	15.64	0.01	1.34	1.35	–	–	–
R-6 shares
2017(h)	17.03	(0.01)	1.73	1.72	–	–	–

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$18.6	10.99%(c)	$56,246	1.17%(d)	1.17%(d),(e)	(0.03)%(d)	27.1%(d)
16.85	10.77	36,575	1.28	1.28 (e)	(0.26)	36.4
15.52	5.78	20,629	1.35	1.39 (e)	(0.04)	26.2
15.07	16.83 (c)	8,637	1.35 (d)	1.95 (d),(e)	0.25 (d)	34.4 (d)

18.15	10.48 (c)	34,095	1.95 (d)	1.95 (d),(e)	(0.82)(d)	27.1 (d)
16.52	9.93	21,705	2.08	2.08 (e)	(1.06)	36.4
15.33	5.04	11,985	2.10	2.33 (e)	(0.77)	26.2
14.97	15.99 (c)	3,321	2.10 (d)	4.22 (d),(e)	(0.51)(d)	34.4 (d)

18.73	11.33 (c)	26,710	0.83 (d)	0.83 (d),(e)	0.28 (d)	27.1 (d)
16.97	11.21	17,494	0.87	0.87 (e)	0.15	36.4
15.62	6.25	6,905	0.89	1.41 (e)	0.53	26.2
15.13	17.36 (c)	2,176	0.90 (d)	3.24 (d),(e)	0.75 (d)	34.4 (d)

18.75	11.40 (c)	1,562,356	0.69 (d)	0.69 (d),(e)	0.47 (d)	27.1 (d)
17.00	11.39	1,257,265	0.69	0.69 (e)	0.33	36.4
15.63	6.46	1,226,210	0.71	0.71 (e)	0.61	26.2
15.14	22.07	421,601	0.72	0.72 (e)	0.85	34.4
12.44	17.74	179,732	0.75	0.95 (e)	1.46	1.3
10.64	6.40 (c)	5,321	0.75 (d)	4.83 (d),(e)	0.87 (d)	7.3 (d)

18.69	10.99 (c)	26	1.25 (d)	–	(0.19)(d)	27.1 (d)
16.96	8.44 (c)	11	1.26 (d)	–	(0.13)(d)	36.4 (d)

18.72	11.12 (c)	23	1.05 (d)	–	0.18 (d)	27.1 (d)
16.98	8.57 (c)	11	1.07 (d)	–	0.05 (d)	36.4 (d)

18.74	11.21 (c)	28	0.93 (d)	–	0.13 (d)	27.1 (d)
16.99	8.63 (c)	11	0.95 (d)	–	0.19 (d)	36.4 (d)

18.75	10.10 (c)	11	0.75 (d)	252.46 (d),(e)	(0.11)(d)	27.1 (d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Eight months ended April 30, 2017.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Excludes expense reimbursement from Manager.
(f)	Period from June 14, 2012, date operations commenced, through August 31, 2012.
(g)	Period from March 29, 2016, date operations commenced, through August 31, 2016.
(h)	Period from January 3, 2017, date operations commenced, through April 30, 2017.
(i)	Period from September 30, 2013, date shares first offered, through August 31, 2014.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions
LARGECAP GROWTH FUND II
Class J shares
2017(c)	$6.55	$0.01	$0.88	$0.89	$(0.04)	$(0.26)	$(0.30)
2016	7.72	0.02	(0.01)	0.01	(0.02)	(1.16)	(1.18)
2015	9.69	0.01	0.55	0.56	(0.03)	(2.5)	(2.53)
2014	9.37	0.01	1.19	1.20	(0.03)	(0.85)	(0.88)
2013	7.66	0.04	1.83	1.87	(0.04)	(0.12)	(0.16)
2012	7.62	0.01	0.73	0.74	(0.01)	(0.69)	(0.70)
Institutional shares
2017(c)	7.89	0.02	1.07	1.09	(0.06)	(0.26)	(0.32)
2016	9.06	0.06	(0.02)	0.04	(0.05)	(1.16)	(1.21)
2015	10.92	0.06	0.64	0.70	(0.06)	(2.50)	(2.56)
2014	10.45	0.05	1.34	1.39	(0.07)	(0.85)	(0.92)
2013	8.53	0.08	2.04	2.12	(0.08)	(0.12)	(0.20)
2012	8.39	0.06	0.81	0.87	(0.04)	(0.69)	(0.73)
R-1 shares
2017(c)	7.21	(0.01)	0.97	0.96	–	(0.26)	(0.26)
2016	8.40	(0.01)	(0.02)	(0.03)	–	(1.16)	(1.16)
2015	10.32	(0.02)	0.60	0.58	–	(2.50)	(2.50)
2014	9.95	(0.04)	1.26	1.22	–	(0.85)	(0.85)
2013	8.11	–	1.96	1.96	–	(0.12)	(0.12)
2012	8.04	(0.02)	0.78	0.76	–	(0.69)	(0.69)
R-2 shares
2017(c)	6.86	(0.01)	0.93	0.92	(0.01)	(0.26)	(0.27)
2016	8.04	–	(0.02)	(0.02)	–	(1.16)	(1.16)
2015	9.98	(0.01)	0.57	0.56	–	(2.50)	(2.50)
2014	9.63	(0.02)	1.22	1.20	–	(0.85)	(0.85)
2013	7.86	0.01	1.89	1.90	(0.01)	(0.12)	(0.13)
2012	7.81	–	0.74	0.74	–	(0.69)	(0.69)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$7.14	13.89%(d),(e)	$36,354	1.19%(f)	1.26%(f)	0.25%(f)	40.8%(f)
6.55	0.30 (e)	32,690	1.22	1.29	0.35	46.3
7.72	7.53 (e)	33,873	1.28	1.35	0.17	86.1
9.69	13.81 (e)	34,858	1.30	1.35	0.06	83.6
9.37	24.95 (e)	32,564	1.32	1.53	0.45	63.6
7.66	11.16 (e)	28,779	1.40	1.61	0.17	64.8

8.66	14.14 (d)	519,777	0.86 (f),(g)	– (f)	0.58 (f)	40.8 (f)
7.89	0.60	479,594	0.86 (g)	–	0.72	46.3
9.06	8.07	590,069	0.85 (g)	–	0.63	86.1
10.92	14.23	1,062,254	0.87 (g)	–	0.50	83.6
10.45	25.46	1,191,048	0.87 (g)	–	0.91	63.6
8.53	11.87	1,107,456	0.87 (g)	–	0.71	64.8

7.91	13.55 (d)	944	1.74 (f),(g)	– (f)	(0.30)(f)	40.8 (f)
7.21	(0.26)	786	1.74 (g)	–	(0.16)	46.3
8.40	7.13	1,358	1.73 (g)	–	(0.29)	86.1
10.32	13.14	1,156	1.75 (g)	–	(0.38)	83.6
9.95	24.54	1,293	1.74 (g)	–	0.06	63.6
8.11	10.82	1,806	1.75 (g)	–	(0.19)	64.8

7.51	13.73 (d)	1,574	1.61 (f),(g)	– (f)	(0.16)(f)	40.8 (f)
6.86	(0.12)	1,584	1.61 (g)	–	(0.04)	46.3
8.04	7.21	1,559	1.60 (g)	–	(0.15)	86.1
9.98	13.38	1,730	1.62 (g)	–	(0.22)	83.6
9.63	24.65	3,250	1.61 (g)	–	0.16	63.6
7.86	10.90	3,038	1.62 (g)	–	0.00	64.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Six months ended April 30, 2017.
(d)	Total return amounts have not been annualized.
(e)	Total return is calculated without the contingent deferred sales charge.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.
(h)
Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions
LARGECAP GROWTH FUND II
R-3 shares
2017(c)	$7.14	$–	$0.96	$0.96	$(0.01)	$(0.26)	$(0.27)
2016	8.31	0.01	(0.02)	(0.01)	–	(1.16)	(1.16)
2015	10.22	–	0.59	0.59	–	(2.50)	(2.5)
2014	9.84	(0.01)	1.26	1.25	(0.02)	(0.85)	(0.87)
2013	8.03	0.03	1.93	1.96	(0.03)	(0.12)	(0.15)
2012	7.95	0.01	0.77	0.78	(0.01)	(0.69)	(0.7)
R-4 shares
2017(c)	7.45	0.01	1.01	1.02	(0.02)	(0.26)	(0.28)
2016	8.61	0.02	(0.01)	0.01	(0.01)	(1.16)	(1.17)
2015	10.52	0.02	0.6	0.62	(0.03)	(2.50)	(2.53)
2014	10.10	0.01	1.29	1.30	(0.03)	(0.85)	(0.88)
2013	8.23	0.05	1.98	2.03	(0.04)	(0.12)	(0.16)
2012	8.13	0.02	0.78	0.80	(0.01)	(0.69)	(0.70)
R-5 shares
2017(c)	7.57	0.01	1.03	1.04	(0.04)	(0.26)	(0.30)
2016	8.74	0.03	(0.02)	0.01	(0.02)	(1.16)	(1.18)
2015	10.63	0.03	0.61	0.64	(0.03)	(2.50)	(2.53)
2014	10.19	0.03	1.30	1.33	(0.04)	(0.85)	(0.89)
2013	8.31	0.06	2.00	2.06	(0.06)	(0.12)	(0.18)
2012	8.20	0.04	0.78	0.82	(0.02)	(0.69)	(0.71)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$7.83	13.75%(d)	$3,815	1.43%(f),(g)	– %(f)	0.02%(f)	40.8%(f)
7.14	0.03	3,759	1.43 (g)	–	0.14	46.3
8.31	7.43	6,719	1.42 (g)	–	0.04	86.1
10.22	13.61	8,378	1.44 (g)	–	(0.05)	83.6
9.84	24.87	11,438	1.43 (g)	–	0.34	63.6
8.03	11.21	11,537	1.44 (g)	–	0.13	64.8

8.19	13.99 (d)	1,376	1.24 (f),(g)	– (f)	0.29 (f)	40.8 (f)
7.45	0.17 (h)	2,229	1.24 (g)	–	0.33	46.3
8.61	7.62 (h)	2,186	1.23 (g)	–	0.22	86.1
10.52	13.8	6,060	1.25 (g)	–	0.11	83.6
10.1	25.12	5,436	1.24 (g)	–	0.54	63.6
8.23	11.29	5,291	1.25 (g)	–	0.31	64.8

8.31	14.08 (d)	6,368	1.12 (f),(g)	– (f)	0.31 (f)	40.8 (f)
7.57	0.32	5,284	1.12 (g)	–	0.46	46.3
8.74	7.68	6,180	1.11 (g)	–	0.37	86.1
10.63	13.99	10,823	1.13 (g)	–	0.27	83.6
10.19	25.28	17,351	1.12 (g)	–	0.64	63.6
8.31	11.41	22,643	1.13 (g)	–	0.45	64.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Six months ended April 30, 2017.
(d)	Total return amounts have not been annualized.
(e)	Total return is calculated without the contingent deferred sales charge.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.
(h)
Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

FINANCIAL STATEMENTS
The financial statements of the Acquired Fund included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2016 and the financial statements for the Acquiring Fund included in PFI’s Annual Report to Shareholders for the fiscal year ended August 31, 2016 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquiring Fund included in PFI’s Semi-Annual Report to Shareholders for the six-month period ended February 28, 2017 and the unaudited financial statements of the Acquired Fund for the six-month period ended April 30, 2017 have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available upon request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Adam U. Shaikh, Esq., Assistant Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PFI, and for the Acquired Fund by Jared Yepsen, Esq., Assistant Tax Counsel to PFI.
OTHER INFORMATION
PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF DIRECTORS

________, 2017
Des Moines, Iowa

Appendix A

FORM OF
PLAN OF ACQUISITION
LargeCap Growth Fund II and Blue Chip Fund
The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that the Blue Chip Fund series of the Fund (“BLC”) acquire all of the assets of the LargeCap Growth Fund II series of the Fund (“LCGII”), in exchange for the assumption by BLC of all of the liabilities of LCGII and for shares issued by BLC which are thereafter to be distributed by LCGII pro rata to its shareholders in complete liquidation and termination of LCGII and in exchange for all of LCGII’s outstanding shares.
LCGII will transfer to BLC, and BLC will acquire from LCGII, all of the assets of LCGII on the Closing Date and will assume from LCGII all of the liabilities of LCGII in exchange for the issuance of the number of shares of BLC determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of LCGII in complete liquidation and termination of LCGII and in exchange for all of LCGII’s outstanding shares. LCGII will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by LCGII in proper form prior to the Closing Date shall be fulfilled by LCGII. Redemption requests received by LCGII thereafter will be treated as requests for redemption of those shares of BLC allocable to the shareholder in question.
LCGII will declare, and BLC may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, BLC will issue to LCGII a number of full and fractional shares of BLC, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of LCGII. The aggregate value of the net assets of LCGII and BLC shall be determined in accordance with the then current Prospectus of BLC as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.
The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Global Investors, LLC, 711 High Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on September 20, 2017, or on such other date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for BLC or LCGII to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, LCGII shall (a) distribute on a pro rata basis to the shareholders of record of LCGII at the close of business on the Closing Date the shares of BLC received by LCGII at the Closing in exchange for all of LCGII’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.
For purposes of the distribution of shares of BLC to shareholders of LCGII, BLC shall credit its books an appropriate number its shares to the account of each shareholder of LCGII. No certificates will be issued for shares of BLC. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of LCGII, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of BLC to be credited on the books of BLC in respect of such shares of LCGII as provided above.

LCGII will, within a reasonable period of time before the Closing Date, furnish BLC with a list of LCGII’s portfolio securities and other investments. BLC will, within a reasonable period of time before the Closing Date, identify the securities, if any, on LCGII’s list referred to in the foregoing sentence that BLC wishes to receive from LCGII and otherwise how BLC wishes LCGII’s portfolio to be repositioned prior to the Closing in accordance with BLC’s investment objective, policies and strategies. LCGII, if requested by BLC, will reposition its portfolio as directed by BLC prior to the Closing. In addition, if it is determined that the portfolios of LCGII and BLC, when aggregated, would contain investments exceeding certain percentage limitations applicable to BLC with respect to such investments, LCGII, if requested by BLC, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require LCGII to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board of Directors or Principal Global Investors, LLC, the investment adviser to LCGII and BLC, such disposition would adversely affect the status of the transactions contemplated in this Plan as a “reorganization,” as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended, or would otherwise not be in the best interests of LCGII.
Prior to the Closing Date, LCGII shall deliver to BLC a list setting forth the assets to be assigned, delivered and transferred to BLC, including the securities then owned by LCGII and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by BLC pursuant to this Plan.
All of LCGII’s portfolio securities shall be delivered by LCGII’s custodian on the Closing Date to BLC or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of BLC or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from LCGII’s account at its custodian to BLC’s account at its custodian. If on the Closing Date LCGII is unable to make good delivery to BLC’s custodian of any of LCGII’s portfolio securities because such securities have not yet been delivered to LCGII’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and LCGII shall deliver to BLC’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to BLC, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by BLC.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of LCGII and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of LCGII no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of LCGII.
Except as expressly provided otherwise in this Plan, LCGII will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its ________ and __________ as of the _______th day of __________, 2017.

PRINCIPAL FUNDS, INC. on behalf of the following Acquired Fund: LargeCap Growth Fund II

By: _____________________________________________

PRINCIPAL FUNDS, INC. on behalf of the following Acquiring Fund: Blue Chip Fund

By: _____________________________________________

PROXY TABULATOR
[ADDRESS]
[CITY], [STATE] [ZIP]

Your vote is important no matter how many shares are owned.
Please cast your PROXY vote today!
PROXY VOTING OPTIONS:

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903

3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.

2)	Check the appropriate box on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

PRINCIPAL FUNDS, INC. - LARGECAP GROWTH FUND II
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS SEPTEMBER 20, 2017

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Clint Woods, and Adam U. Shaikh, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held September 20, 2017 at 10:00 a.m., Central Time, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the reverse side of this ballot, date the ballot, and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed on the reverse side. The Proxies will also be authorized to vote in their discretion upon such other matters that may properly come before the meeting.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders:
The Proxy Statement/Prospectus is available at www.proxyvote.com.

The Board of Directors of PFI recommends that shareholders of the Acquired Fund vote FOR the following:
FOR    AGAINST    ABSTAIN

1.	Approval of a Plan of Acquisition providing for the reorganization of the ☐ ☐ ☐
LargeCap Growth Fund II into the Blue Chip Fund.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign this proxy card exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN THE BOX]    Date    Signature [Joint Owners]         Date

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392

STATEMENT OF ADDITIONAL INFORMATION

Dated: ______, 2017

This Statement of Additional Information ("SAI") is available to the shareholders of LargeCap Growth Fund II (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the Blue Chip Fund (the "Acquiring Fund") (the "Reorganization"). Each of the Acquired and Acquiring Funds are each a separate series of Principal Funds, Inc. ("PFI").
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated _________, 2017, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on September 20, 2017 at 10:00 a.m., Central Time. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Global Investors, LLC, 711 High Street, Des Moines, Iowa 50392, or by calling toll free at 1-800-222-5852.
TABLE OF CONTENTS

(1)
Statements of Additional Information of PFI dated March 1, 2017, as revised May 2, 2017, and as previously supplemented on March 17, 2017, March 24, 2017, and May 2, 2017, as amended and restated June 12, 2017.

(2)	Statement of Additional Information of PFI dated April 7, 2017, as revised May 2, 2017, and as previously supplemented on May 2, 2017, as amended and restated June 12, 2017.

(3)	Audited Financial Statements of the Acquired Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2016.

(4)	Audited Financial Statements of the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended February 28, 2017.

(5)	Pro Forma Financial Statements.
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File No. 033-59474);

(1)
The Statement of Additional Information of Principal Funds, Inc. ("PFI") dated March 1, 2017, as revised May 2, 2017, and amended and restated on June 12, 2017 (including Supplements dated March 17, 2017, March 24, 2017, and May 2, 2017, and filed via EDGAR on those dates).

(2)
The Statement of Additional Information of Principal Funds, Inc. ("PFI") dated April 7, 2017, as revised May 2, 2017, and amended and restated on June 12, 2017 (including a Supplement dated May 2, 2017, and filed via EDGAR on that date).

(3)
The financial statements of the Acquired Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2016, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on December 29, 2016 and the financial statements of the Acquired Fund included in PFI’s Semi-Annual Report to Shareholders for the semi-annual report period ended April 30, 2017 as filed on N-CSRS on June 27, 2017

(4)
The financial statements of the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended August 31, 2016, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on October 28, 2016 and the financial statements of the Acquired Fund included in PFI’s Semi-Annual Report to Shareholders for the semi-annual report period ended February 28, 2017 as filed on N-CSRS on April 25, 2017.

The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS
On June 13, 2017, the Board of Directors of PFI approved a Plan of Acquisition whereby, the Blue Chip Fund (the "Acquiring Fund") will acquire all the assets of the LargeCap Growth Fund II (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").
Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of April 30, 2017.  The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.
Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Funds and the Acquiring Funds incorporated by reference in the Statements of Additional Information.

Statements of Assets and Liabilities
Principal Funds, Inc.
April 30, 2017 (unaudited)
Amounts in thousands
	LargeCap Growth	Blue Chip	Pro Forma		Pro Forma
	Fund II	Fund	Adjustments		Blue Chip Fund
Investment in securities--at cost	$484,011	$1,374,956			$1,858,967
Assets
Investment in securities--at value	$569,331	$1,678,403			$2,247,734
Deposits with counterparty	1,000	—			1,000
Receivables:
Dividends and interest	353	1,093			1,446
Expense reimbursement from Manager	21	2			23
Expense reimbursement from Distributor	1	—			1
Foreign currency contracts	1	—			1
Fund shares sold	358	701			1,059
Investment securities sold	1,254	558			1,812
Prepaid director's expenses	—	—			—
Total Assets	572,319	1,680,757			2,253,076

Liabilities
Accrued management and investment advisory fees	411	915			1,326
Accrued administrative service fees	1	—			1
Accrued distribution fees	6	38			44
Accrued service fees	3	—			3
Accrued transfer agent fees	9	20			29
Accrued directors' expenses	3	1			4
Accrued professional fees	8	16			24
Accrued other expenses	3	19			22
Payables:
Foreign currency contracts	3	—			3
Fund shares redeemed	$34	$3			$37
Investment securities purchased	1,575	250			1,825
Variation margin on financial derivative instruments	55	—			55
Reorganization costs	—	—	17	(c)	17
Transition costs	—	—	1,480	(c)	1,480
Total Liabilities	$2,111	$1,262	$1,497		$4,870
Net Assets Applicable to Outstanding Shares	570,208	1,679,495	(1,497)		2,248,206

Net Assets Consist of:
Capital Shares and additional paid-in-capital	471,572	1,344,485			1,816,057
Accumulated undistributed (overdistributed) net investment income (loss)	503	(385)	(1,497)	(c)	(1,379)
Accumulated undistributed (overdistributed) net realized gain (loss)	12,659	31,948			44,607
Net unrealized appreciation (depreciation) of investments	$85,477	$303,447			$388,924
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency	$(3)	$—			$(3)
Total Net Assets	$570,208	$1,679,495	$(1,497)		$2,248,206

Capital Stock (par value: $.01 a share):
Shares authorized	$540,000	$1,150,000			$1,150,000

Statements of Assets and Liabilities
Principal Funds, Inc.
April 30, 2017 (unaudited)
Amounts in thousands
	LargeCap Growth		Blue Chip		Pro Forma		Pro Forma
	Fund II		Fund		Adjustments		Blue Chip Fund
Net Asset Value Per Share:
Class A: Net Assets	N/A		$56,246				$56,246
Shares issued and outstanding			3,023				3,023
Net asset value per share			18.6				18.6
Maximum Offering Price			19.68				19.68

Class C: Net Assets	N/A		$34,095				$34,095
Shares issued and outstanding			1,879				1,879
Net asset value per share			18.15	(a)			$18.15	(a)

Class J: Net Assets	$36,354		N/A		$(95)	(c)	$36,259
Shares issued and outstanding	$5,093				$(3,167)	(b)	$1,926
Net asset value per share	$7.14	(a)					18.75	(a)

Class P: Net Assets	N/A		$26,710				$26,710
Shares issued and outstanding			$1,426				$1,426
Net asset value per share			18.73				18.73

Institutional: Net Assets	$519,777		$1,562,356		$(1,365)	(c)	$2,080,768
Shares issued and outstanding	$60,032		$83,308		$(32,469)	(b)	$110,871
Net asset value per share	8.66		$18.75				18.75

R-1: Net Assets	$944		N/A		$(944)	(d)	N/A
Shares issued and outstanding	$119				$(119)	(d)
Net asset value per share	$7.91

R-2: Net Assets	$1,574		N/A		$(1,574)	(d)	N/A
Shares issued and outstanding	$210				$(210)	(d)
Net asset value per share	7.51

R-3: Net Assets	$3,815		$26		$2,502	(c), (d)	$6,343
Shares issued and outstanding	$487		$1		$(150)	(b), (d)	$338
Net asset value per share	7.83		18.69				18.69

R-4: Net Assets	$1,376		$23		$(4)	(c)	$1,395
Shares issued and outstanding	$168		$1		$(94)	(b)	$75
Net asset value per share	8.19		18.72				18.72

R-5: Net Assets	$6,368.00		$28		$(17)	(c)	$6,379
Shares issued and outstanding	$766		$1		$(428)	(b)	$339
Net asset value per share	8.31		18.74				18.74

R-6: Net Assets	N/A		$11				$11
Shares issued and outstanding			$1				$1
Net asset value per share			18.75				18.75

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) Reflects new shares issued, net of retired shares of LargeCap Growth Fund II.
(c) Reduction in net assets to reflect the estimated expenses of the Reorganization.
(d) Reflects R-1 and R-2 shares transferring into R-3 shares due to acquiring fund not having R-1 and R-2 shares.

See accompanying notes.

STATEMENTS OF OPERATIONS
Principal Funds, Inc.
Twelve Months Ended April 30, 2017 (unaudited)
Amounts in thousands	LargeCap Growth Fund II	Blue Chip Fund	Pro Forma Adjustments		Pro Forma Blue Chip Fund
Net Investment Income(Loss)
Income:
Dividends	$8,020	$15,975			$23,995
Withholding tax	(6)	(273)			(279)
Interest	23	—			23
Total Income	8,037	15,702	—		23,739
Expenses:
Management and investment advisory fees	4,891	9,724	(1,274)	(c)	13,341
Distribution Fees - Class A	N/A	100			100
Distribution Fees - Class C	N/A	242			242
Distribution Fees - Class J	51	N/A			51
Distribution Fees - R-1	3	N/A	(3)	(b)	—
Distribution Fees - R-2	5	N/A	(5)	(b)	—
Distribution Fees - R-3	10	—	6	(b)	16
Distribution Fees - R-4	2	—			2
Administrative service fees - R-1	2	N/A	(2)	(b)	—
Administrative service fees - R-2	3	N/A	(3)	(b)	—
Administrative service fees - R-3	3	—	2	(b)	5
Administrative service fees - R-4	1	—			1
Registration fees - Class A	N/A	18			18
Registration fees - Class C	N/A	19			19
Registration fees - Class J	16	N/A			16
Registration fees - Class P	N/A	16			16
Registration fees - Institutional	22	8	(8)	(a)	22
Registration fees - R-6	N/A	8			8
Service Fees - R-1	2	N/A	(2)	(b)	—
Service Fees - R-2	4	N/A	(4)	(b)	—
Service Fees - R-3	10	—	6	(b)	16
Service Fees - R-4	5	—			5
Service Fees - R-5	14	—			14
Shareholder reports - Class A	N/A	27			27
Shareholder reports - Class C	N/A	11			11
Shareholder reports - Class J	8	N/A			8
Shareholder reports - Class P	N/A	3			3
Transfer agent fees - Class A	N/A	71			71
Transfer agent fees - Class C	N/A	46			46
Transfer agent fees - Class J	51	N/A			51
Transfer agent fees - Class P	N/A	12			12
Transfer agent fees - Institutional	2	2			4
Custodian fees	16	3	(8)	(a)	11
Directors' expenses	16	32			48
Professional fees	24	34	(24)	(a)	34
Other expenses	7	18	(3)	(a)	22
Total Gross Expenses	5,168	10,394	(1,322)		14,240
Less: Reimbursement from Manager	243	—	(243)	(d)	—
Less: Reimbursement from Manager - R-6	N/A	9	—		9
Less: Reimbursement from Distributor - Class J	8	N/A	(8)	(d)	—
Total Net Expenses	4,917	10,385	(1,071)		14,231
Net Investment Income(Loss)	3,120	5,317	1,071		9,508

STATEMENTS OF OPERATIONS
Principal Funds, Inc.
Twelve Months Ended April 30, 2017 (unaudited)
Amounts in thousands	LargeCap Growth Fund II	Blue Chip Fund	Pro Forma Adjustments	Pro Forma Blue Chip Fund

Net Realized and Unrealized Gain (Loss) on Investments, Futures and Short sales
Net realized gain (loss) from:
Investment transactions	26,393	44,029		70,422
Foreign currency	94	—		94
Futures contracts	2,083	—		2,083
Change in unrealized appreciation/depreciation of:
Investments	54,074	219,946		274,020
Futures contracts	190	—		190
Translation of assets and liabilities in foreign currencies	(3)	—		(3)
Net Realized and Unrealized Gain (Loss) on Investments, Futures and Short sales	82,831	263,975	—	346,806
Net Increase (Decrease) in Net Assets Resulting from Operations	$85,951	$269,292	$1,071	$356,314

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b) To reflect R-1 and R-2 shares moving to R-3 shares of the Acquiring Fund.
(c) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.
(d) To adjust expenses to reflect the Combined Fund's estimated fees and expenses after the acquisition.

See accompanying notes.

Schedule of Investments
April 30, 2017

COMMON STOCKS - 98.89%	LargeCap Growth Fund II Shares Held	LargeCap Growth Fund II Value (000's)	Blue Chip Fund Shares Held	Blue Chip Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Advertising - 0.11%
Interpublic Group of Cos Inc/The (a)	2,695	$64	—	$—	2,695	$64
Omnicom Group Inc (a)	28,874	2,371	—	—	28,874	2,371
		$2,435		$—		$2,435

Aerospace & Defense - 2.89%
Boeing Co/The (a)	9,088	1,680	—	—	9,088	1,680
General Dynamics Corp (a)	463	90	—	—	463	90
HEICO Corp (a)	232	16	—	—	232	16
HEICO Corp - Class A (a)	401	25	—	—	401	25
Lockheed Martin Corp (a)	17,807	4,798	—	—	17,807	4,798
Northrop Grumman Corp (a)	1,284	316	—	—	1,284	316
Raytheon Co (a)	517	80	—	—	517	80
Rockwell Collins Inc (a)	1,042	108	—	—	1,042	108
Spirit AeroSystems Holdings Inc (a)	490	28	—	—	490	28
TransDigm Group Inc	311	77	233,966	57,727	234,277	57,804
		7,218		$57,727		$64,945

Agriculture - 0.26%
Altria Group Inc (a)	49,133	3,527	—	—	49,133	3,527
Philip Morris International Inc (a)	19,689	2,182	—	—	19,689	2,182
Reynolds American Inc (a)	2,341	151	—	—	2,341	151
		$5,860		$—		$5,860

Airlines - 0.18%
Alaska Air Group Inc (a)	675	58	—	—	675	58
Delta Air Lines Inc (a)	83,795	3,807	—	—	83,795	3,807
JetBlue Airways Corp (a),(b)	392	9	—	—	392	9
Southwest Airlines Co (a)	5,059	284	—	—	5,059	284
		$4,158		—		$4,158

Apparel - 0.30%
Carter's Inc (a)	343	32	—	—	343	32
Hanesbrands Inc (a)	2,387	52	—	—	2,387	52
Michael Kors Holdings Ltd (a),(b)	1,075	40	—	—	1,075	40
NIKE Inc (a)	116,883	6,476	—	—	116,883	6,476
Ralph Lauren Corp (a)	52	4	—	—	52	4
Skechers U.S.A. Inc (a),(b)	905	23	—	—	905	23
Under Armour Inc - Class C (a),(b)	1,224	24	—	—	1,224	24
VF Corp (a)	1,550	85	—	—	1,550	85
		$6,736		$—		$6,736

Automobile Manufacturers - 0.01%
PACCAR Inc (a)	132	9	—	—	132	9
Tesla Inc (a),(b)	537	168	—	—	537	168
		$177		$—		$177

Automobile Parts & Equipment - 0.12%
BorgWarner Inc (a)	299	13	—	—	299	13
Delphi Automotive PLC (a)	2,848	229	—	—	2,848	229
Lear Corp (a)	420	60	—	—	420	60
Visteon Corp (a),(b)	271	28	—	—	271	28
WABCO Holdings Inc (a),(b)	19,161	2,277	—	—	19,161	2,277
		$2,607		$—		$2,607

COMMON STOCKS (continued)	LargeCap Growth Fund II Shares Held	LargeCap Growth Fund II Value (000's)	Blue Chip Fund Shares Held	Blue Chip Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Banks - 3.07%
Bank of America Corp (a)	49,520	$1,156	—	$—	49,520	$1,156
Citizens Financial Group Inc (a)	32,890	1,207	—	—	32,890	1,207
First Hawaiian Inc (a)	170	5	—	—	170	5
First Republic Bank/CA (a)	783	72	—	—	783	72
Regions Financial Corp (a)	64,301	884	—	—	64,301	884
Signature Bank/New York NY (a),(b)	204	28	—	—	204	28
Wells Fargo & Co	—	—	1,219,576	65,662	1,219,576	65,662
Western Alliance Bancorp (a),(b)	406	20	—	—	406	20
		$3,372		$65,662		$69,034

Beverages - 2.33%
Anheuser-Busch InBev SA/NV ADR	—	—	299,763	33,945	299,763	33,945
Brown-Forman Corp - A Shares (a)	385	18	—	—	385	18
Brown-Forman Corp - B Shares (a)	1,091	52	—	—	1,091	52
Coca-Cola Co/The (a)	159,140	6,866	—	—	159,140	6,866
Constellation Brands Inc (a)	1,235	213	—	—	1,235	213
Dr Pepper Snapple Group Inc (a)	50,330	4,613	—	—	50,330	4,613
Monster Beverage Corp (a),(b)	1,900	86	—	—	1,900	86
PepsiCo Inc (a)	58,663	6,646	—	—	58,663	6,646
		$18,494		$33,945		$52,439

Biotechnology - 1.01%
Alexion Pharmaceuticals Inc (a),(b)	1,344	172	—	—	1,344	172
Alnylam Pharmaceuticals Inc (a),(b)	392	21	—	—	392	21
Amgen Inc (a)	37,425	6,112	—	—	37,425	6,112
AquaBounty Technologies Inc (a),(b)	5	—	—	—	5	—
Biogen Inc (a),(b)	15,749	4,271	—	—	15,749	4,271
BioMarin Pharmaceutical Inc (a),(b)	1,046	100	—	—	1,046	100
Bioverativ Inc (a),(b)	677	40	—	—	677	40
Celgene Corp (a),(b)	41,502	5,149	—	—	41,502	5,149
Gilead Sciences Inc (a)	41,824	2,868	—	—	41,824	2,868
Illumina Inc (a),(b)	3,648	674	—	—	3,648	674
Incyte Corp (a),(b)	7,719	959	—	—	7,719	959
Intercept Pharmaceuticals Inc (a),(b)	98	11	—	—	98	11
Intrexon Corp (a),(b)	354	7	—	—	354	7
Ionis Pharmaceuticals Inc (a),(b)	731	35	—	—	731	35
Juno Therapeutics Inc (a),(b)	352	9	—	—	352	9
Regeneron Pharmaceuticals Inc (a),(b)	5,423	2,107	—	—	5,423	2,107
Seattle Genetics Inc (a),(b)	592	40	—	—	592	40
United Therapeutics Corp (a),(b)	75	9	—	—	75	9
Vertex Pharmaceuticals Inc (a),(b)	1,526	181	—	—	1,526	181
		$22,765		$—		$22,765

Building Materials - 0.32%
Eagle Materials Inc (a)	315	30	—	—	315	30
Fortune Brands Home & Security Inc (a)	984	63	—	—	984	63
Johnson Controls International plc (a)	895	37	—	—	895	37
Lennox International Inc (a)	260	43	—	—	260	43
Martin Marietta Materials Inc	357	78	31,247	6,880	31,604	6,958
Masco Corp (a)	1,401	52	—	—	1,401	52
Vulcan Materials Co (a)	561	68	—	—	561	68
		$371		$6,880		$7,251

COMMON STOCKS (continued)	LargeCap Growth Fund II Shares Held	LargeCap Growth Fund II Value (000's)	Blue Chip Fund Shares Held	Blue Chip Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Chemicals - 3.63%
AdvanSix Inc (a),(b)	323	$9	—	$—	323	$9
Air Products & Chemicals Inc	1,352	190	275,254	38,673	276,606	38,863
Axalta Coating Systems Ltd (a),(b)	1,086	34	—	—	1,086	34
Celanese Corp (a)	125	11	—	—	125	11
Dow Chemical Co/The (a)	51,797	3,253	—	—	51,797	3,253
EI du Pont de Nemours & Co (a)	6,015	480	—	—	6,015	480
FMC Corp (a)	680	50	—	—	680	50
International Flavors & Fragrances Inc (a)	514	71	—	—	514	71
LyondellBasell Industries NV (a)	27,301	2,314	—	—	27,301	2,314
Monsanto Co (a)	1,298	151	—	—	1,298	151
NewMarket Corp (a)	49	23	—	—	49	23
PPG Industries Inc (a)	1,216	134	—	—	1,216	134
Praxair Inc	1,935	242	209,377	26,168	211,312	26,410
RPM International Inc (a)	873	46	—	—	873	46
Sherwin-Williams Co/The	366	122	29,049	9,722	29,415	9,844
Valvoline Inc (a)	142	3	—	—	142	3
Versum Materials Inc (a)	730	23	—	—	730	23
		$7,156		$74,563		$81,719

Commercial Services - 3.21%
AMERCO (a)	26	10	—	—	26	10
Aramark (a)	773	28	—	—	773	28
Automatic Data Processing Inc (a)	4,147	433	—	—	4,147	433
Booz Allen Hamilton Holding Corp (a)	840	30	—	—	840	30
Brookfield Business Partners LP	—	-	45,100	1,193	45,100	1,193
CDK Global Inc (a)	1,043	68	—	—	1,043	68
Cintas Corp (a)	591	72	—	—	591	72
CoreLogic Inc/United States (a),(b)	489	21	—	—	489	21
CoStar Group Inc (a),(b)	213	51	—	—	213	51
Ecolab Inc (a)	36,404	4,699	—	—	36,404	4,699
Equifax Inc (a)	757	102	—	—	757	102
Euronet Worldwide Inc (a),(b)	386	32	—	—	386	32
FleetCor Technologies Inc (a),(b)	592	84	—	—	592	84
Gartner Inc (a),(b)	536	61	—	—	536	61
Global Payments Inc (a)	18,865	1,542	—	—	18,865	1,542
IHS Markit Ltd (b)	—	—	236,810	10,278	236,810	10,278
KAR Auction Services Inc (a)	915	40	—	—	915	40
Live Nation Entertainment Inc (a),(b)	616	20	—	—	616	20
LSC Communications Inc (a)	315	8	—	—	315	8
Moody's Corp	688	81	393,285	46,533	393,973	46,614
Morningstar Inc (a)	120	9	—	—	120	9
Nielsen Holdings PLC (a)	1,765	73	—	—	1,765	73
PayPal Holdings Inc (a),(b)	5,184	247	—	—	5,184	247
Quanta Services Inc (a),(b)	386	14	—	—	386	14
Robert Half International Inc (a)	860	40	—	—	860	40
Rollins Inc (a)	748	29	—	—	748	29
RR Donnelley & Sons Co (a)	352	4	—	—	352	4
S&P Global Inc (a)	1,209	162	—	—	1,209	162
Sabre Corp (a)	1,460	34	—	—	1,460	34
Service Corp International/US (a)	1,291	42	—	—	1,291	42
ServiceMaster Global Holdings Inc (a),(b)	885	34	—	—	885	34
Square Inc (a),(b)	498	9	—	—	498	9
Total System Services Inc (a)	1,147	66	—	—	1,147	66
United Rentals Inc (a),(b)	516	57	—	—	516	57
Vantiv Inc (a),(b)	1,034	64	—	—	1,034	64
Verisk Analytics Inc (a),(b)	69,690	5,771	—	—	69,690	5,771
Western Union Co/The (a)	3,353	67	—	—	3,353	67
WEX Inc (a),(b)	261	27	—	—	261	27
		$14,131		$58,004		$72,135

COMMON STOCKS (continued)	LargeCap Growth Fund II Shares Held	LargeCap Growth Fund II Value (000's)	Blue Chip Fund Shares Held	Blue Chip Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Computers - 1.56%
Accenture PLC - Class A (a)	5,215	$633	—	$—	5,215	$633
Apple Inc (a)	214,107	30,756	—	—	214,107	30,756
Cognizant Technology Solutions Corp (a)	2,767	167	—	—	2,767	167
CSRA Inc (a)	1,187	34	—	—	1,187	34
Dell Technologies Inc Class V (a),(b)	11,940	801	—	—	11,940	801
DST Systems Inc (a)	254	31	—	—	254	31
DXC Technology Co (a)	24,099	1,816	—	—	24,099	1,816
Fortinet Inc (a),(b)	989	38	—	—	989	38
Genpact Ltd (a)	1,174	29	—	—	1,174	29
International Business Machines Corp (a)	4,595	736	—	—	4,595	736
Leidos Holdings Inc (a)	536	28	—	—	536	28
NCR Corp (a),(b)	890	37	—	—	890	37
Teradata Corp (a),(b)	1,019	30	—	—	1,019	30
VeriFone Systems Inc (a),(b)	733	14	—	—	733	14
		$35,150		$—		$35,150

Consumer Products - 0.10%
Avery Dennison Corp (a)	572	48	—	—	572	48
Church & Dwight Co Inc (a)	40,537	2,008	—	—	40,537	2,008
Clorox Co/The (a)	689	92	—	—	689	92
Kimberly-Clark Corp (a)	1,403	182	—	—	1,403	182
Spectrum Brands Holdings Inc (a)	197	28	—	—	197	28
		$2,358		$—		$2,358

Cosmetics & Personal Care - 0.22%
Colgate-Palmolive Co (a)	1,348	97	—	—	1,348	97
Estee Lauder Cos Inc/The (a)	27,298	2,379	—	—	27,298	2,379
Procter & Gamble Co/The (a)	27,860	2,433	—	—	27,860	2,433
		$4,909		$—		$4,909

Distribution & Wholesale - 0.15%
Fastenal Co (a)	69,122	3,088	—	—	69,122	3,088
HD Supply Holdings Inc (a),(b)	1,377	56	—	—	1,377	56
LKQ Corp (a),(b)	2,008	63	—	—	2,008	63
Pool Corp (a)	300	36	—	—	300	36
Watsco Inc (a)	187	26	—	—	187	26
WW Grainger Inc (a)	354	68	—	—	354	68
		$3,337		$—		$3,337

Diversified Financial Services - 9.67%
Affiliated Managers Group Inc (a)	297	49	—	—	297	49
Air Lease Corp (a)	419	16	—	—	419	16
Alliance Data Systems Corp (a)	382	95	—	—	382	95
American Express Co (a)	28,961	2,295	—	—	28,961	2,295
Ameriprise Financial Inc (a)	518	66	—	—	518	66
CBOE Holdings Inc (a)	29,428	2,426	—	—	29,428	2,426
Charles Schwab Corp/The	71,660	2,785	793,846	30,841	865,506	33,626
Credit Acceptance Corp (a),(b)	56	12	—	—	56	12
Discover Financial Services (a)	1,285	81	—	—	1,285	81
Eaton Vance Corp (a)	771	33	—	—	771	33
Federated Investors Inc (a)	721	19	—	—	721	19
FNF Group	—	-	324,009	13,268	324,009	13,268
Intercontinental Exchange Inc (a)	1,290	78	—	—	1,290	78
Invesco Ltd (a)	523	17	—	—	523	17
Lazard Ltd (a)	218	9	—	—	218	9
LPL Financial Holdings Inc (a)	162	7	—	—	162	7
Mastercard Inc	62,219	7,237	667,787	77,677	730,006	84,914
SEI Investments Co (a)	795	40	—	—	795	40
T Rowe Price Group Inc (a)	837	59	—	—	837	59
TD Ameritrade Holding Corp (a)	1,447	55	—	—	1,447	55
Visa Inc	89,312	8,147	790,408	72,101	879,720	80,248
		$23,526		$193,887		$217,413

COMMON STOCKS (continued)	LargeCap Growth Fund II Shares Held	LargeCap Growth Fund II Value (000's)	Blue Chip Fund Shares Held	Blue Chip Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)

Electric - 0.38%
Brookfield Infrastructure Partners LP	—	$—	218,594	$8,606	218,594	$8,606
Dominion Resources Inc/VA (a)	235	18	—	—	235	18
		$18		$8,606		$8,624

Electrical Components & Equipment - 0.01%
Acuity Brands Inc (a)	269	48	—	—	269	48
AMETEK Inc (a)	301	17	—	—	301	17
Emerson Electric Co (a)	469	28	—	—	469	28
Energizer Holdings Inc (a)	219	13	—	—	219	13
Hubbell Inc (a)	257	29	—	—	257	29
		$135		$—		$135

Electronics - 0.49%
Agilent Technologies Inc (a)	37,515	2,065	—	—	37,515	2,065
Allegion PLC (a)	634	50	—	—	634	50
Amphenol Corp (a)	1,371	99	—	—	1,371	99
Fortive Corp (a)	23,440	1,483	—	—	23,440	1,483
Gentex Corp (a)	1,368	28	—	—	1,368	28
Honeywell International Inc (a)	49,808	6,532	—	—	49,808	6,532
Mettler-Toledo International Inc (a),(b)	178	91	—	—	178	91
National Instruments Corp (a)	555	19	—	—	555	19
PerkinElmer Inc (a)	232	14	—	—	232	14
Trimble Inc (a),(b)	1,293	46	—	—	1,293	46
Waters Corp (a),(b)	3,641	619	—	—	3,641	619
		$11,046		$—		$11,046

Entertainment - 0.01%
Cinemark Holdings Inc (a)	771	33	—	—	771	33
Lions Gate Entertainment Corp - A shares (a),(b)	362	10	—	—	362	10
Lions Gate Entertainment Corp - B shares (a),(b)	640	15	—	—	640	15
Regal Entertainment Group (a)	386	9	—	—	386	9
Six Flags Entertainment Corp (a)	514	32	—	—	514	32
Vail Resorts Inc (a)	262	52	—	—	262	52
		$151		$—		$151

Environmental Control - 0.01%
Waste Management Inc (a)	1,685	123	—	—	1,685	123

Food - 0.44%
Blue Buffalo Pet Products Inc (a),(b)	567	14	—	—	567	14
Campbell Soup Co (a)	1,227	71	—	—	1,227	71
Conagra Brands Inc (a)	2,268	88	—	—	2,268	88
Flowers Foods Inc (a)	1,239	24	—	—	1,239	24
General Mills Inc (a)	2,724	157	—	—	2,724	157
Hain Celestial Group Inc/The (a),(b)	539	20	—	—	539	20
Hershey Co/The (a)	914	99	—	—	914	99
Hormel Foods Corp (a)	38,759	1,360	—	—	38,759	1,360
Ingredion Inc (a)	359	45	—	—	359	45
Kellogg Co (a)	1,045	74	—	—	1,045	74
Kraft Heinz Co/The (a)	344	31	—	—	344	31
Kroger Co/The (a)	53,500	1,586	—	—	53,500	1,586
Lamb Weston Holdings Inc (a)	856	36	—	—	856	36
McCormick & Co Inc/MD (a)	58,324	5,826	—	—	58,324	5,826
Pilgrim's Pride Corp (a)	328	9	—	—	328	9
Post Holdings Inc (a),(b)	284	24	—	—	284	24
Sprouts Farmers Market Inc (a),(b)	1,043	23	—	—	1,043	23
Sysco Corp (a)	4,678	247	—	—	4,678	247
Tyson Foods Inc (a)	2,107	135	—	—	2,107	135
US Foods Holding Corp (a),(b)	432	12	—	—	432	12
Whole Foods Market Inc (a)	506	18	—	—	506	18
		$9,899		$—		$9,899

COMMON STOCKS (continued)	LargeCap Growth Fund II Shares Held	LargeCap Growth Fund II Value (000's)	Blue Chip Fund Shares Held	Blue Chip Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Hand & Machine Tools - 0.01%
Lincoln Electric Holdings Inc (a)	303	$27	—	$—	303	$27
Snap-on Inc (a)	288	48	—	—	288	48
Stanley Black & Decker Inc (a)	508	69	—	—	508	69
		$144		$—		$144

Healthcare - Products - 4.02%
Abbott Laboratories (a)	42,205	1,841	—	—	42,205	1,841
ABIOMED Inc (a),(b)	273	36	—	—	273	36
Align Technology Inc (a),(b)	500	67	—	—	500	67
Baxter International Inc (a)	1,484	83	—	—	1,484	83
Becton Dickinson and Co (a)	1,576	295	—	—	1,576	295
Bio-Techne Corp (a)	261	28	—	—	261	28
Boston Scientific Corp (a),(b)	6,187	163	—	—	6,187	163
Bruker Corp (a)	888	22	—	—	888	22
Cooper Cos Inc/The (a)	12,576	2,519	—	—	12,576	2,519
CR Bard Inc (a)	476	146	—	—	476	146
Danaher Corp	48,520	4,043	599,815	49,983	648,335	54,026
DENTSPLY SIRONA Inc	—	—	249,577	15,783	249,577	15,783
Edwards Lifesciences Corp (a),(b)	30,425	3,337	—	—	30,425	3,337
Henry Schein Inc (a),(b)	13,287	2,309	—	—	13,287	2,309
Hill-Rom Holdings Inc (a)	471	36	—	—	471	36
Hologic Inc (a),(b)	33,228	1,501	—	—	33,228	1,501
IDEXX Laboratories Inc (a),(b)	596	100	—	—	596	100
Intuitive Surgical Inc (a),(b)	4,647	3,884	—	—	4,647	3,884
OPKO Health Inc (a),(b)	1,786	14	—	—	1,786	14
Patterson Cos Inc (a)	601	27	—	—	601	27
ResMed Inc (a)	913	62	—	—	913	62
Stryker Corp (a)	2,453	334	—	—	2,453	334
Teleflex Inc (a)	80	17	—	—	80	17
Thermo Fisher Scientific Inc (a)	821	136	—	—	821	136
Varex Imaging Corp (a),(b)	10,844	364	—	—	10,844	364
Varian Medical Systems Inc (a),(b)	33,647	3,053	—	—	33,647	3,053
VWR Corp (a),(b)	218	6	—	—	218	6
West Pharmaceutical Services Inc (a)	504	46	—	—	504	46
Zimmer Biomet Holdings Inc (a)	445	53	—	—	445	53
		$24,522		$65,766		$90,288

Healthcare - Services - 0.68%
Aetna Inc (a)	1,161	157	—	—	1,161	157
Anthem Inc (a)	794	141	—	—	794	141
Centene Corp (a),(b)	848	63	—	—	848	63
Cigna Corp (a)	882	138	—	—	882	138
DaVita Inc (a),(b)	490	34	—	—	490	34
Envision Healthcare Corp (a),(b)	561	31	—	—	561	31
HCA Holdings Inc (a),(b)	1,936	163	—	—	1,936	163
Humana Inc (a)	1,135	252	—	—	1,135	252
Laboratory Corp of America Holdings (a),(b)	34,615	4,852	—	—	34,615	4,852
MEDNAX Inc (a),(b)	456	27	—	—	456	27
Quest Diagnostics Inc (a)	9,569	1,010	—	—	9,569	1,010
Quintiles IMS Holdings Inc (a),(b)	762	64	—	—	762	64
UnitedHealth Group Inc (a)	46,780	8,181	—	—	46,780	8,181
Universal Health Services Inc (a)	183	22	—	—	183	22
WellCare Health Plans Inc (a),(b)	292	45	—	—	292	45
		$15,180		$—		$15,180

COMMON STOCKS (continued)	LargeCap Growth Fund II Shares Held	LargeCap Growth Fund II Value (000's)	Blue Chip Fund Shares Held	Blue Chip Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Home Builders - 0.01%
CalAtlantic Group Inc (a)	132	$5	—	$—	132	$5
DR Horton Inc (a)	1,291	42	—	—	1,291	42
Lennar Corp - A Shares (a)	675	34	—	—	675	34
Lennar Corp - B Shares (a)	164	7	—	—	164	7
NVR Inc (a),(b)	25	53	—	—	25	53
PulteGroup Inc (a)	827	19	—	—	827	19
Thor Industries Inc (a)	354	34	—	—	354	34
		$194		$—		$194

Home Furnishings - 0.00%
Leggett & Platt Inc (a)	923	48	—	—	923	48
Tempur Sealy International Inc (a),(b)	380	18	—	—	380	18
Whirlpool Corp (a)	65	12	—	—	65	12
		$78		$—		$78

Housewares - 0.01%
Newell Brands Inc (a)	2,168	104	—	—	2,168	104
Scotts Miracle-Gro Co/The (a)	287	28	—	—	287	28
Toro Co/The (a)	760	49	—	—	760	49
Tupperware Brands Corp (a)	362	26	—	—	362	26
		$207		$—		$207

Insurance - 9.14%
AmTrust Financial Services Inc (a)	248	4	—	—	248	4
Aon PLC	1,779	213	422,873	50,677	424,652	50,890
Arthur J Gallagher & Co (a)	834	47	—	—	834	47
Berkshire Hathaway Inc - Class B (b)	24,990	4,129	657,404	108,610	682,394	112,739
Brown & Brown Inc (a)	162	7	—	—	162	7
Erie Indemnity Co (a)	146	18	—	—	146	18
Lincoln National Corp (a)	423	28	—	—	423	28
Markel Corp (b)	—	—	37,769	36,621	37,769	36,621
Marsh & McLennan Cos Inc (a)	68,546	5,081	—	—	68,546	5,081
Progressive Corp/The (a)	244	10	—	—	244	10
XL Group Ltd (a)	657	27	—	—	657	27
		$9,564		$195,908		$205,472

Internet - 17.62%
Alphabet Inc - A Shares (a),(b)	33,512	30,983	6,324	5,847	39,836	36,830
Alphabet Inc - C Shares (b)	1,360	1,232	142,941	129,499	144,301	130,731
Amazon.com Inc (b)	14,115	13,056	145,435	134,526	159,550	147,582
CDW Corp/DE (a)	26,193	1,547	—	—	26,193	1,547

COMMON STOCKS (continued)	LargeCap Growth Fund II Shares Held	LargeCap Growth Fund II Value (000's)	Blue Chip Fund Shares Held	Blue Chip Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Internet (continued)
eBay Inc (a),(b)	11,718	$392	—	$—	11,718	$392
Expedia Inc (a)	17,399	2,327	—	—	17,399	2,327
F5 Networks Inc (a),(b)	28,483	3,679	—	—	28,483	3,679
Facebook Inc (b)	34,714	5,216	309,383	46,485	344,097	51,701
GoDaddy Inc (a),(b)	419	16	—	—	419	16
IAC/InterActiveCorp (a),(b)	423	35	—	—	423	35
Liberty Expedia Holdings Inc (b)	147	7	109,222	5,276	109,369	5,283
Liberty Ventures (b)	137	7	171,214	9,220	171,351	9,227
Match Group Inc (a),(b)	509	9	—	—	509	9
Netflix Inc (a),(b)	1,868	284	—	—	1,868	284
Palo Alto Networks Inc (a),(b)	24,283	2,633	—	—	24,283	2,633
Pandora Media Inc (a),(b)	1,210	13	—	—	1,210	13
Priceline Group Inc/The (a),(b)	352	650	—	—	352	650
Symantec Corp (a)	39,660	1,254	—	—	39,660	1,254
VeriSign Inc (a),(b)	20,130	1,790	—	—	20,130	1,790
Yelp Inc (a),(b)	391	14	—	—	391	14
Zillow Group Inc - A Shares (a),(b)	267	10	—	—	267	10
Zillow Group Inc - C Shares (a),(b)	482	19	—	—	482	19
		$65,173		$330,853		396,026
Iron & Steel - 0.00%
Steel Dynamics Inc (a)	323	12	—	—	323	12

Leisure Products & Services - 0.00%
Brunswick Corp/DE (a)	554	31	—	—	554	31
Harley-Davidson Inc (a)	1,203	68	—	—	1,203	68
Vista Outdoor Inc (a),(b)	134	3	—	—	134	3
		$102		—		102
Lodging - 0.12%
Choice Hotels International Inc (a)	242	15	—	—	242	15
Extended Stay America Inc (a)	415	7	—	—	415	7
Hilton Grand Vacations Inc (a),(b)	459	15	—	—	459	15
Hilton Worldwide Holdings Inc (a)	1,031	61	—	—	1,031	61
Hyatt Hotels Corp (a),(b)	118	7	—	—	118	7
Las Vegas Sands Corp (a)	37,511	2,213	—	—	37,511	2,213
Marriott International Inc/MD (a)	2,630	248	—	—	2,630	248
MGM Resorts International (a)	453	14	—	—	453	14
Wyndham Worldwide Corp (a)	744	71	—	—	744	71
		$2,651		$—		$2,651
Machinery - Construction & Mining - 0.07%
BWX Technologies Inc (a)	693	34	—	—	693	34
Caterpillar Inc (a)	14,939	1,528	—	—	14,939	1,528
		$1,562		$—		$1,562
Machinery - Diversified - 0.21%
Cognex Corp (a)	586	50	—	—	586	50
Cummins Inc (a)	13,575	2,049	—	—	13,575	2,049
Deere & Co (a)	354	39	—	—	354	39
IDEX Corp (a)	469	49	—	—	469	49
Middleby Corp/The (a),(b)	372	51	—	—	372	51
Nordson Corp (a)	408	51	—	—	408	51
Rockwell Automation Inc (a)	1,042	164	—	—	1,042	164
Roper Technologies Inc (a)	479	105	—	—	479	105
Wabtec Corp/DE (a)	24,423	2,048	—	—	24,423	2,048
Welbilt Inc (a),(b)	536	11	—	—	536	11

COMMON STOCKS (continued)	LargeCap Growth Fund II Shares Held	LargeCap Growth Fund II Value (000's)	Blue Chip Fund Shares Held	Blue Chip Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Machinery - Diversified (continued)
Xylem Inc/NY (a)	655	34	—	—	655	34
Zebra Technologies Corp (a),(b)	295	28	—	—	295	28
		$4,679		$—		$4,679
Media - 5.72%
AMC Networks Inc (a),(b)	422	25	—	—	422	25
Cable One Inc (a)	37	25	—	—	37	25
CBS Corp (a)	3,922	261	—	—	3,922	261
Charter Communications Inc (a),(b)	918	317	—	—	918	317
Comcast Corp - Class A (a)	395,906	15,516	—	—	395,906	15,516
Discovery Communications Inc - A Shares (a),(b)	1,020	29	—	—	1,020	29
Discovery Communications Inc - C Shares (a),(b)	1,467	41	—	—	1,467	41
DISH Network Corp (a),(b)	12,672	817	—	—	12,672	817
FactSet Research Systems Inc (a)	256	42	—	—	256	42
Liberty Broadband Corp - C Shares (b)	—	—	369,335	33,669	369,335	33,669
Liberty Global PLC - C Shares (b)	—	—	1,899,375	65,737	1,899,375	65,737
Scripps Networks Interactive Inc (a)	574	43	—	—	574	43
Sirius XM Holdings Inc (a)	243,133	1,203	—	—	243,133	1,203
Time Warner Inc (a)	4,206	418	—	—	4,206	418
Twenty-First Century Fox Inc - A Shares (a)	8,244	252	—	—	8,244	252
Twenty-First Century Fox Inc - B Shares (a)	2,515	75	—	—	2,515	75
Viacom Inc - A Shares (a)	136	6	—	—	136	6
Viacom Inc - B Shares (a)	1,942	83	—	—	1,942	83
Walt Disney Co/The (a)	86,052	9,947	—	—	86,052	9,947
		$29,100		$99,406		$128,506
Metal Fabrication & Hardware - 0.00%
Valmont Industries Inc (a)	134	20	—	—	134	20

Mining - 0.00%
Freeport-McMoRan Inc (a),(b)	2,918	37	—	—	2,918	37
Southern Copper Corp (a)	219	8	—	—	219	8
		$45		$—		$45
Miscellaneous Manufacturers - 1.37%
3M Co (a)	41,394	8,106	—	—	41,394	8,106
AO Smith Corp (a)	1,012	54	—	—	1,012	54
AptarGroup Inc (a)	139	11	—	—	139	11
Carlisle Cos Inc (a)	166	17	—	—	166	17
Colfax Corp (b)	—	—	423,650	17,145	423,650	17,145
Donaldson Co Inc (a)	856	40	—	—	856	40
General Electric Co (a)	8,182	237	—	—	8,182	237
Hexcel Corp (a)	663	34	—	—	663	34
Illinois Tool Works Inc (a)	26,906	3,716	—	—	26,906	3,716
Ingersoll-Rand PLC (a)	1,563	139	—	—	1,563	139
Parker-Hannifin Corp (a)	7,630	1,227	—	—	7,630	1,227
Textron Inc (a)	615	29	—	—	615	29
		$13,610		$—		$30,755
Office & Business Equipment - 0.00%
Pitney Bowes Inc (a)	1,285	17	—	—	1,285	17

Oil & Gas - 0.06%
Apache Corp (a)	1,640	80	—	—	1,640	80
Cabot Oil & Gas Corp (a)	2,021	47	—	—	2,021	47
Cimarex Energy Co (a)	113	13	—	—	113	13
Concho Resources Inc (a),(b)	9,215	1,167	—	—	9,215	1,167
Continental Resources Inc/OK (a),(b)	292	12	—	—	292	12
Devon Energy Corp (a)	317	13	—	—	317	13

COMMON STOCKS (continued)	LargeCap Growth Fund II Shares Held	LargeCap Growth Fund II Value (000's)	Blue Chip Fund Shares Held	Blue Chip Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Oil & Gas (continued)
Diamondback Energy Inc (a),(b)	132	13	—	—	132	13
EOG Resources Inc (a)	392	36	—	—	392	36
Murphy USA Inc (a),(b)	176	12	—	—	176	12
Parsley Energy Inc (a),(b)	149	5	—	—	149	5
Southwestern Energy Co (a),(b)	3,238	24	—	—	3,238	24
		$1,422		$—		$1,422
Oil & Gas Services - 0.05%
Halliburton Co (a)	23,531	1,080	—	—	23,531	1,080

Packaging & Containers - 0.02%
Ball Corp (a)	1,059	82	—	—	1,059	82
Bemis Co Inc (a)	159	7	—	—	159	7
Berry Global Group Inc (a),(b)	839	42	—	—	839	42
Crown Holdings Inc (a),(b)	897	50	—	—	897	50
Graphic Packaging Holding Co (a)	1,675	23	—	—	1,675	23
Owens-Illinois Inc (a),(b)	1,167	26	—	—	1,167	26
Packaging Corp of America (a)	620	61	—	—	620	61
Sealed Air Corp (a)	1,274	56	—	—	1,274	56
Silgan Holdings Inc (a)	286	17	—	—	286	17
		$364		$—		$364
Pharmaceuticals - 0.94%
AbbVie Inc (a)	70,944	4,678	—	—	70,944	4,678
ACADIA Pharmaceuticals Inc (a),(b)	580	20	—	—	580	20
Agios Pharmaceuticals Inc (a),(b)	178	9	—	—	178	9
Akorn Inc (a),(b)	669	22	—	—	669	22
Alkermes PLC (a),(b)	925	54	—	—	925	54
Allergan PLC (a)	908	221	—	—	908	221
AmerisourceBergen Corp (a)	1,084	89	—	—	1,084	89
Bristol-Myers Squibb Co (a)	43,261	2,425	—	—	43,261	2,425
Cardinal Health Inc (a)	27,393	1,989	—	—	27,393	1,989
Eli Lilly & Co (a)	4,475	367	—	—	4,475	367
Express Scripts Holding Co (a),(b)	29,732	1,824	—	—	29,732	1,824
Herbalife Ltd (a),(b)	547	35	—	—	547	35
Johnson & Johnson (a)	70,684	8,727	—	—	70,684	8,727
McKesson Corp (a)	1,030	142	—	—	1,030	142
Mead Johnson Nutrition Co (a)	442	39	—	—	442	39
Mylan NV (a),(b)	981	37	—	—	981	37
Neurocrine Biosciences Inc (a),(b)	518	28	—	—	518	28
Pfizer Inc (a)	1,912	65	—	—	1,912	65
Premier Inc (a),(b)	247	8	—	—	247	8
VCA Inc (a),(b)	526	$48	—	—	526	$48
Zoetis Inc (a)	3,615	203	—	—	3,615	203
		$21,030		$—		$21,030
Pipelines - 1.00%
Enbridge Inc (a)	684	28	—	—
Kinder Morgan Inc/DE	—	—	1,079,660	22,273	1,079,660	22,273
ONEOK Inc (a)	1,347	71	—	—	1,347	71
Williams Cos Inc/The (a)	520	16	—	—	520	16
		$115		$22,273		$22,388
Real Estate - 3.62%
Brookfield Asset Management Inc	—	—	2,200,350	81,303	2,200,350	81,303
CBRE Group Inc (a),(b)	1,861	67	—	—	1,861	67
		$67		$81,303		$81,370

COMMON STOCKS (continued)	LargeCap Growth Fund II Shares Held	LargeCap Growth Fund II Value (000's)	Blue Chip Fund Shares Held	Blue Chip Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
REITS - 6.03%
Alexandria Real Estate Equities Inc (a)	63	$7	—	$—	63	$7
American Tower Corp	3,097	390	648,513	81,674	651,610	82,064
Boston Properties Inc (a)	118	15	—	—	118	15
Care Capital Properties Inc (a)	139	4	—	—	139	4
Colony NorthStar Inc (a)	1,330	17	—	—	1,330	17
Crown Castle International Corp (a)	1,458	138	—	—	1,458	138
CubeSmart (a)	768	19	—	—	768	19
Digital Realty Trust Inc (a)	706	81	—	—	706	81
Empire State Realty Trust Inc (a)	546	11	—	—	546	11
Equinix Inc	318	133	36,938	15,429	37,256	15,562
Equity LifeStyle Properties Inc (a)	499	40	—	—	499	40
Equity Residential (a)	50,355	3,252	—	—	50,355	3,252
Essex Property Trust Inc (a)	174	43	—	—	174	43
Extra Space Storage Inc (a)	756	57	—	—	756	57
Federal Realty Investment Trust (a)	441	58	—	—	441	58
Gaming and Leisure Properties Inc (a)	1,235	43	—	—	1,235	43
Iron Mountain Inc (a)	1,593	55	—	—	1,593	55
Lamar Advertising Co (a)	534	39	—	—	534	39
Life Storage Inc (a)	195	15	—	—	195	15
Omega Healthcare Investors Inc (a)	478	16	—	—	478	16
Outfront Media Inc (a)	245	6	—	—	245	6
Park Hotels & Resorts Inc (a)	708	18	—	—	708	18
Public Storage (a)	679	142	—	—	679	142
Regency Centers Corp (a)	115	7	—	—	115	7
SBA Communications Corp (b)	20,939	2,649	242,887	30,723	263,826	33,372
Senior Housing Properties Trust (a)	294	6	—	—	294	6
Simon Property Group Inc (a)	1,960	324	—	—	1,960	324
Tanger Factory Outlet Centers Inc (a)	598	19	—	—	598	19
Taubman Centers Inc (a)	201	13	—	—	201	13
Ventas Inc (a)	1,508	97	—	—	1,508	97
		$7,714		$127,826		$135,540
Retail - 10.87%
Advance Auto Parts Inc (a)	446	63	—	—	446	63
AutoNation Inc (a),(b)	191	8	—	—	191	8
AutoZone Inc (b)	9,654	6,683	19,355	13,397	29,009	2,080
Bed Bath & Beyond Inc (a)	205	8	—	—	205	8
Brinker International Inc (a)	413	18	—	—	413	18
Burlington Stores Inc (a),(b)	316	$31	—	—	316	$31
Cabela's Inc (a),(b)	101	6	—	—	101	6
CarMax Inc (b)	1,228	72	581,650	34,026	582,878	34,098
Casey's General Stores Inc (a)	268	30	—	—	268	30
Chipotle Mexican Grill Inc (a),(b)	3,998	$1,897	—	—	3,998	$1,897
Coach Inc (a)	41,774	1,645	—	—	41,774	1,645
Copart Inc (a),(b)	1,390	43	—	—	1,390	43
Costco Wholesale Corp	27,439	4,871	37,002	6,569	64,441	11,440
CVS Health Corp (a)	7,190	593	—	—	7,190	593
Darden Restaurants Inc (a)	16,273	1,387	—	—	16,273	1,387
Dick's Sporting Goods Inc (a)	527	27	—	—	527	27
Dollar General Corp (a)	1,291	94	—	—	1,291	94
Dollar Tree Inc (b)	67,343	5,574	218,156	18,057	285,499	23,631
Domino's Pizza Inc (a)	338	61	—	—	338	61
Dunkin' Brands Group Inc (a)	662	37	—	—	662	37
Foot Locker Inc (a)	832	64	—	—	832	64
Gap Inc/The (a)	310	8	—	—	310	8

COMMON STOCKS (continued)	LargeCap Growth Fund II Shares Held	LargeCap Growth Fund II Value (000's)	Blue Chip Fund Shares Held	Blue Chip Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Retail (continued)
Genuine Parts Co (a)	903	83	—	—	903	83
Home Depot Inc/The (a)	67,566	$10,547	—	—	67,566	$10,547
Liberty Interactive Corp QVC Group (a),(b)	1,623	34	—	—	1,623	34
Lowe's Cos Inc (a)	4,104	348	—	—	4,104	348
Lululemon Athletica Inc (a),(b)	644	$34	—	—	644	$34
McDonald's Corp (a)	38,811	5,431	—	—	38,811	5,431
Michaels Cos Inc/The (a),(b)	610	14	—	—
MSC Industrial Direct Co Inc (a)	172	15	—	—
Nordstrom Inc (a)	858	41	—	—
Nu Skin Enterprises Inc (a)	215	12	—	—
O'Reilly Automotive Inc (a),(b)	19,386	4,811	—	—
Panera Bread Co (a),(b)	154	48	—	—
Restaurant Brands International Inc	—	—	337,791	18,974	337,791	18,974
Ross Stores Inc (a)	28,471	1,850	—	—
Sally Beauty Holdings Inc (a),(b)	968	18	—	—
Signet Jewelers Ltd (a)	421	28	—	—
Starbucks Corp	66,276	3,981	600,020	36,037	666,296	40,018
Target Corp (a)	1,851	103	—	—	1,851	103
TJX Cos Inc/The	120,209	9,454	284,695	22,388	404,904	31,842
Tractor Supply Co (a)	848	53	—	—	848	53
Ulta Beauty Inc (a),(b)	381	107	—	—	381	107
Urban Outfitters Inc (a),(b)	586	13	—	—	586	13
Walgreens Boots Alliance Inc (a)	2,037	176	—	—	2,037	176
Wal-Mart Stores Inc (a)	56,988	4,284	—	—	56,988	4,284
Wendy's Co/The (a)	1,121	17	—	—	1,121	17
Williams-Sonoma Inc (a)	13,484	729	—	—	13,484	729
Yum China Holdings Inc (a),(b)	2,247	77	—	—	2,247	77
Yum! Brands Inc	1,596	105	446,261	29,342	447,857	29,447
		$65,633		$178,790		$244,423
Semiconductors - 0.79%
Analog Devices Inc (a)	181	14	—	—	181	14
Applied Materials Inc (a)	71,103	2,888	—	—	71,103	2,888
ASML Holding NV - NY Reg Shares (a)	10,242	1,350	—	—	10,242	1,350
Broadcom Ltd (a)	17,677	3,903	—	—	17,677	3,903
Intel Corp (a)	153,280	5,541	—	—	153,280	5,541
IPG Photonics Corp (a),(b)	217	27	—	—	217	27
KLA-Tencor Corp (a)	1,020	100	—	—	1,020	100
Lam Research Corp (a)	1,545	224	—	—	1,545	224
Marvell Technology Group Ltd (a)	59,423	893	—	—	59,423	893
Maxim Integrated Products Inc (a)	38,995	1,721	—	—	38,995	1,721
Microchip Technology Inc (a)	1,361	103	—	—	1,361	103
NVIDIA Corp (a)	2,327	243	—	—	2,327	243
ON Semiconductor Corp (a),(b)	552	8	—	—	552	8
Qorvo Inc (a),(b)	102	7	—	—	102	7
QUALCOMM Inc (a)	3,430	184	—	—	3,430	184
Skyworks Solutions Inc (a)	793	79	—	—	793	79
Texas Instruments Inc (a)	4,606	365	—	—	4,606	365
Xilinx Inc (a)	585	37	—	—	585	37
		$17,687		$—		$17,687
Shipbuilding - 0.00%
Huntington Ingalls Industries Inc (a)	270	54	—	—	270	54

COMMON STOCKS (continued)	LargeCap Growth Fund II Shares Held	LargeCap Growth Fund II Value (000's)	Blue Chip Fund Shares Held	Blue Chip Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Software - 5.19%
Activision Blizzard Inc (a)	92,480	4,832	—	—	92,480	4,832
Adobe Systems Inc (a),(b)	2,232	298	—	—	2,232	298
Akamai Technologies Inc (a),(b)	1,019	62	—	—	1,019	62
ANSYS Inc (a),(b)	191	21	—	—	191	21
athenahealth Inc (a),(b)	257	25	—	—	257	25
Atlassian Corp PLC (a),(b)	215	7	—	—	215	7
Autodesk Inc (a),(b)	789	71	—	—	789	71
Black Knight Financial Services Inc (a),(b)	299	12	—	—	299	12
Broadridge Financial Solutions Inc (a)	46,933	3,283	—	—	46,933	3,283
Cadence Design Systems Inc (a),(b)	2,046	67	—	—	2,046	67
Cerner Corp (a),(b)	26,452	1,713	—	—	26,452	1,713
Citrix Systems Inc (a),(b)	48,596	3,933	—	—	48,596	3,933
CommerceHub Inc - Series A (a),(b)	302	5	—	—	302	5
Donnelley Financial Solutions Inc (a),(b)	337	7	—	—	337	7
Dun & Bradstreet Corp/The (a)	124	14	—	—	124	14
Electronic Arts Inc (a),(b)	26,229	2,487	—	—	26,229	2,487
Fidelity National Information Services Inc (a)	836	70	—	—	836	70
First Data Corp (a),(b)	2,213	35	—	—	2,213	35
Fiserv Inc (a),(b)	34,153	4,069	—	—	34,153	4,069
Guidewire Software Inc (a),(b)	474	29	—	—	474	29
Inovalon Holdings Inc (a),(b)	614	7	—	—	614	7
Intuit Inc (a)	2,636	330	—	—	2,636	330
Jack Henry & Associates Inc (a)	551	53	—	—	551	53
Manhattan Associates Inc (a),(b)	526	25	—	—	526	25
Microsoft Corp	344,273	23,569	858,083	58,744	1,202,356	82,313
MSCI Inc (a)	565	57	—	—	565	57
Nuance Communications Inc (a),(b)	1,392	25	—	—	1,392	25
Oracle Corp (a)	134,444	6,045	—	—	134,444	6,045
Paychex Inc (a)	4,108	243	—	—	4,108	243
PTC Inc (a),(b)	370	20	—	—	370	20
Red Hat Inc (a),(b)	1,178	104	—	—	1,178	104
salesforce.com Inc (a),(b)	34,377	2,961	—	—	34,377	2,961
Splunk Inc (a),(b)	33,592	2,160	—	—	33,592	2,160
SS&C Technologies Holdings Inc (a)	1,055	39	—	—	1,055	39
Synopsys Inc (a),(b)	185	14	—	—	185	14
Tyler Technologies Inc (a),(b)	220	36	—	—	220	36
Ultimate Software Group Inc/The (a),(b)	178	36	—	—	178	36
Veeva Systems Inc (a),(b)	717	38	—	—	717	38
VMware Inc (a),(b)	12,414	1,169	—	—	12,414	1,169
		$57,971		$58,744		$116,715
Telecommunications - 0.26%
Arista Networks Inc (a),(b)	304	42	—	—	304	42
ARRIS International PLC (a),(b)	379	10	—	—	379	10
CommScope Holding Co Inc (a),(b)	944	40	—	—	944	40
LogMeIn Inc (a)	5,492	621	—	—	5,492	621
Motorola Solutions Inc (a)	172	15	—	—	172	15
T-Mobile US Inc (a),(b)	1,084	73	—	—	1,084	73
Verizon Communications Inc (a)	109,381	5,021	—	—	109,381	5,021
Zayo Group Holdings Inc (a),(b)	1,004	35	—	—	1,004	35
		$5,857		$—		$5,857
Textiles - 0.00%
Mohawk Industries Inc (a),(b)	323	76	—	—	323	76

COMMON STOCKS (continued)	LargeCap Growth Fund II Shares Held	LargeCap Growth Fund II Value (000's)	Blue Chip Fund Shares Held	Blue Chip Fund Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Toys, Games & Hobbies - 0.01%
Hasbro Inc (a)	737	73	—	—	737	73
Mattel Inc (a)	2,118	47	—	—	2,118	47
		$120		$—		$120
Transportation - 0.61%
CH Robinson Worldwide Inc (a)	904	66		—	—	66
Expeditors International of Washington Inc (a)	97,697	5,480	—	—	97,697	5,480
FedEx Corp (a)	15,685	2,976	—	—	15,685	2,976
JB Hunt Transport Services Inc (a)	594	53	—	—	594	53
Landstar System Inc (a)	328	28	—	—	328	28
Old Dominion Freight Line Inc (a)	317	28	—	—	317	28
Union Pacific Corp (a)	41,850	4,685	—	—	41,850	4,685
United Parcel Service Inc (a)	4,725	508	—	—	4,725	508
		$13,824		—		$13,824
TOTAL COMMON STOCKS		$546,006		1,677,288		$2,223,294
INVESTMENT COMPANIES - 1.09%

Money Market Funds - 1.09%
Cash Account Trust - Government & Agency Portfolio - Government Cash Managed	484,195	484	—	—	484,195	484
First American Government Obligations Fund	8,915,565	8,916	—	—	8,915,565	8,916
Goldman Sachs Financial Square Funds - Government Fund	—	—	1,115,082	1,115	1,115,082	1,115
Morgan Stanley Institutional Liquidity Funds - Government Portfolio	13,924,999	13,925	—	—	13,924,999	13,925
		$23,325		$1,115		$24,440
TOTAL INVESTMENT COMPANIES		$23,325		$1,115		$24,440
Total Investments		$569,331		$1,678,403		$2,247,734
Other Assets and Liabilities- 0.02%		$877		$1,092		$472
TOTAL NET ASSETS - 100.00%		$570,208		$1,679,495		$2,248,206

(a) The security or a portion of the security will be disposed of in order to meet the investment objectives and strategies of the Acquiring Fund.
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector/Country	LargeCap Growth Fund II	Blue Chip Fund	Combined Portfolio
Financial	7.76%	39.56%	31.52%
Communications	17.99%	25.62%	23.7%
Consumer, Non-cyclical	24.44%	9.39%	13.22%
Consumer, Cyclical	15.13%	10.64%	11.79%
Technology	19.39%	3.5%	7.53%
Industrial	9.32%	4.87%	6%
Basic Materials	1.27%	4.44%	3.64%
Investment Companies	4.09%	0.07%	1.09%
Energy	0.46%	1.33%	1.11%
Utilities	—%	0.51%	0.38%
Other Assets in Excess of Liabilities, Net	0.15%	0.07%	0.02%
TOTAL NET ASSETS	100%	100%	100%

Foreign Currency Contracts
					Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept	In Exchange For	Fair Value	Asset	Liability
UBS AG	06/30/2017	EUR 24,773	$26	$27	$1	$—
Total					$1	$—
					Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept	In Exchange For	Fair Value	Asset	Liability
UBS AG	06/30/2017	EUR 1,077,262	$1,173	$1,176	$—	$(3)
Total					$—	$(3)

Amounts in thousands except contracts

Futures Contracts
Type	Long/Short	Contracts	Notional Value	Fair Value	Unrealized Appreciation/(Depreciation)
S&P 500 Emini; June 2017 (a)	Long	203	$24,005	$24,162	$157
Total					$157

Amounts in thousands except contracts

1. Description of the Funds

LargeCap Growth Fund II and Blue Chip Fund (the “Funds”) are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Funds was an investment company at all times during the period. The Funds have not provided financial support, and are not contractually required to provide financial support to any investee.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Basis of Combination

On June 13, 2017, the Board of Directors of Principal Funds, Inc., LargeCap Growth Fund II approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, Blue Chip Fund will acquire all the assets of LargeCap Growth Fund II subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of Blue Chip Fund.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2017. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of LargeCap Growth Fund II and Blue Chip Fund at April 30, 2017. The unaudited pro forma statements of operations reflect the results of operations of LargeCap Growth Fund II and Blue Chip Fund for the twelve months ended April 30, 2017. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for LargeCap Growth Fund II and Blue Chip Fund under U.S. generally accepted accounting principles (“U.S. GAAP”). In accordance with U.S. GAAP, the fair value of the assets of LargeCap Growth Fund II will become the cost basis of such assets transferred to Blue Chip Fund on the date of the combination and the results of operations of Blue Chip Fund for pre-combination periods will not be restated.

LargeCap Growth Fund II will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $17,000. LargeCap Growth Fund II will pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of Blue Chip Fund and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $1,480,398 for LargeCap Growth Fund II. The estimated gain would be $61,845,000 ($0.93 per share) for LargeCap Growth Fund II on a U.S. GAAP basis.

Pro Forma Notes to Financial Statements
April 30, 2017 (unaudited)
________________________________________________________________________________________________________________

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. LargeCap Growth Fund II and Blue Chip Fund value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

Pro Forma Notes to Financial Statements
April 30, 2017 (unaudited)
________________________________________________________________________________________________________________

3. Significant Accounting Policies (Continued)

The Funds also invest in other publicly traded investment funds. Other publicly traded investment funds are valued at the respective fund’s net asset value.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

Pro Forma Notes to Financial Statements
April 30, 2017 (unaudited)
________________________________________________________________________________________________________________

3. Significant Accounting Policies (Continued)

Distributions to Shareholders. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, options and futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, short sales, partnership investments, REITs, utilization of earnings and profits distributed to shareholders on redemption of shares, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the period ended April 30, 2017, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the, shorter of the fiscal years from 2013-2015 or commencement of the fund’s operations to 2015. No examinations are in progress at this time.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations. In consideration of recent decisions rendered by European courts, certain of the Funds have filed additional tax reclaims for taxes withheld in prior years. Due to the uncertainty and timing of these reclaims, a corresponding receivable will only be recorded when both the amount is known and there are no significant uncertainties regarding collectability.

Investment Company Reporting Modernization. Effective October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Investment Company Reporting Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The new rules and forms will be effective beginning in 2017. At this time, management is evaluating the implications of these changes on the financial statements.

4. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the period ended April 30, 2017, Blue Chip Fund and LargeCap Growth Fund II loaned to the Facility. The interest income received is included in interest income on the statements of operations.

During the period ended April 30, 2017, Blue Chip Fund’s borrowing from the Facility was as follows (amounts in thousands):

	Average Outstanding Balance	Weighted Average Interest Rate
Blue Chip Fund	$944	1.08%

The interest expense associated with these borrowings is included in other expenses on the statements of operations.

In addition, certain of the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit. The Funds did not borrow against the line of credit during the period ended April 30, 2017.

Pro Forma Notes to Financial Statements
April 30, 2017 (unaudited)
________________________________________________________________________________________________________________

4. Operating Policies (Continued)

Counterparties. The Funds may be exposed to counterparty risk, or the risk that another party with which the Funds have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Funds. If the unpaid amount owed to the Funds subsequently decreases, the Funds would be required to return all or a portion of the collateral.

Deposits with Counterparty. Cash pledged as collateral is reflected as an asset on the statement of assets and liabilities as deposits with counterparty. There are a variety of security types which require varying levels of pledged collateral. Customer account agreements govern cleared derivatives transactions such as futures contracts and certain swap agreements. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission.

For the period ended April 30, 2017, deposits with counterparty were as follows (amounts in thousands):

FCM (Futures and Cleared Swaps)
LargeCap Growth Fund II	$1,000

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Funds’ investment objectives. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in fair value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on financial derivative instruments. Future contracts are marked to market daily at the closing settlement price or in the absence of such a price, the most recent quoted bid price. If there are no quotations available, the security is valued at the last available closing settlement price. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Pro Forma Notes to Financial Statements
April 30, 2017 (unaudited)
________________________________________________________________________________________________________________

4. Operating Policies (Continued)

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that the counterparties’ custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Underlying Funds. The performance and risks of each Principal LifeTime Fund, Principal LifeTime Hybrid Fund, and SAM Portfolio (singly, “a fund of funds” and collectively, “the funds of funds”) directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the funds of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.
The Manager is the advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC Principal LifeTime Accounts, Real Estate Allocation Fund, SAM Portfolios, PVC SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Balanced Volatility Control Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Growth Volatility Control Account, PVC Diversified Income Account, PVC Multi-Asset Income Account, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Balanced Volatility Control Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Growth Volatility Control Account, PVC Diversified Income Account, and PVC Multi-Asset Income Account. Principal Real Estate Investors, LLC (“Principal-REI”) is the Sub-Advisor to Real Estate Allocation Fund and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios and PVC SAM Portfolios. PGI, Principal-REI and Edge also serve as Sub-Advisors to some or all of the underlying funds. The Manager, PGI, Principal-REI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.
As of April 30, 2017, the SAM Portfolios, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, Real Estate Allocation Fund, PVC SAM Portfolios, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Balanced Volatility Control Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Growth Volatility Control Account, PVC Diversified Income Account, and PVC Multi-Asset Income Account, owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

Fund	Total Percentage of Outstanding Shares Owned
Blue Chip Fund	90.93%

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Pro Forma Notes to Financial Statements
April 30, 2017 (unaudited)
________________________________________________________________________________________________________________

4. Operating Policies (Continued)

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

Derivatives. The following table provides information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts in thousands):

	Asset Derivatives April 30, 2017		Liability Derivatives April 30, 2017
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
LargeCap Growth Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$157*	Payables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$—
Foreign exchange contracts	Receivables	$1	Payables	$3
	Total	$158		$3

*Includes cumulative unrealized appreciation/depreciation of exchange cleared swaps and futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives Recognized in Statement of Operations	Realized Gain or (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation/(Depreciation) of Derivatives Recognized in Statement of Operations
LargeCap Growth Fund II
Equity contracts	Net realized gain (loss) from Futures contracts/Change in unrealized appreciation/(depreciation) of Futures contracts	$1,667	$382
Foreign exchange contracts	Net realized gain (loss) from Foreign currency transactions /Change in unrealized appreciation/(depreciation) of Translation of assets and liabilities in foreign currencies	$69	$(36)
	Total	$1,736	$346

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. The notional values of the futures contracts will vary in accordance with changing duration of these funds.

The following table includes a summary of the average quarterly outstanding volume by derivative instrument type for the period ended April 30, 2017:

Contract Type	Derivative Type	Average notional (in thousands) or number of contracts
LargeCap Growth Fund II
Equity Contracts	Futures Long	$19,025
Foreign Exchange Contracts	Foreign Currency Contracts - Contracts to Accept	$115
	Foreign Currency Contracts - Contracts to Deliver	$1,589
	Total	$1,736

Pro Forma Notes to Financial Statements
April 30, 2017 (unaudited)
________________________________________________________________________________________________________________

5. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation techniques, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 - Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

•
Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

•
Level 3 - Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement. Benchmark pricing procedures set the base price of a security based on current market data. The base price may be a broker-dealer quote, transaction price, or internal value based on relevant market data.

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

Pro Forma Notes to Financial Statements
April 30, 2017 (unaudited)
________________________________________________________________________________________________________________

5. Fair Valuation (Continued)

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3, except as noted in the Level 3 roll forward.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Funds' securities carried at value (amounts shown in thousands):

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)
LargeCap Growth Fund II
Common Stocks*	$546,006	$—	$—	$546,006
Investment Companies*	23,325	—	—	23,325
Total investments in securities	$569,331	$—	$—	$569,331
Assets
Equity Contracts**
Futures	$157	$—	$—	$157
Foreign Exchange Contracts**
Foreign Currency Contracts	—	1	—	1
Liabilities
Foreign Exchange Contracts**
Foreign Currency Contracts	—	(3)	—	(3)

Blue Chip Fund
Common Stocks*	$1,677,288	$—	$—	$1,677,288
Investment Companies	1,115	—	—	1,115
Total investments in securities	$1,678,403	$—	$—	$1,678,403

*For additional detail regarding sector classifications, please see the Schedule of Investments.
**Exchange cleared swaps, futures, and foreign currency contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

Pro Forma Notes to Financial Statements
April 30, 2017 (unaudited)
________________________________________________________________________________________________________________

6. Capital Shares

The pro forma net asset value per share assumes issuance of shares of Blue Chip Fund that would have been issued at April 30, 2017, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of LargeCap Growth Fund II as of April 30, 2017, divided by the net asset value per share of Blue Chip Fund as of April 30, 2017. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30, 2017. The expenses of LargeCap Growth Fund II were adjusted assuming the fee structure of Blue Chip Fund was in effect for the twelve months ended April 30, 2017.

PART C

OTHER INFORMATION

Item 15.    Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i)    The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

1.    Was committed in bad faith; or

2.    Was the result of active and deliberate dishonesty; or

(ii)    The corporate representative actually received an improper personal benefit in money, property, or services; or

(iii)    In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits.
Unless otherwise stated, all filing references are to File No. 033-59474

(1)	(a)	Articles of Amendment and Restatement dated 05/15/2012 – Filed as Ex-99(a)(1)a on 06/13/2012 (Accession No. 0001144204-12-034634)
	(b)	Articles Supplementary dated 11/26/2012 – Filed as Ex-99(a)(2) on 12/13/2012 (Accession No. 0001144204-12-067870)
	(c)	Articles Supplementary dated 02/06/2013 – Filed as Ex-99(a)(3) on 02/28/2013 (Accession No. 0000898745-13-000071)
	(d)	Articles of Amendment dated 03/01/2013 – Filed as Ex-99(a)(4) on 07/19/2013 (Accession No. 0000898745-13-000596)
	(e)	Articles Supplementary dated 05/29/2013 – Filed as Ex-99(a)(5) on 07/19/2013 (Accession No. 0000898745-13-000596)
	(f)	Articles Supplementary dated 09/04/2013 – Filed as Ex-99(a)(6) on 09/27/2013 (Accession No. 0000898745-13-000708)
	(g)	Articles Supplementary dated 11/18/2013 – Filed as Ex-99(a)(1) on 12/27/2013 (Accession No. 0000898745-13-000816)
	(h)	Articles Supplementary dated 04/14/2014 – Filed as Ex-99(a)(8) on 05/29/2014 (Accession No. 0000898745-14-000592)
	(i)	Articles Supplementary dated 06/19/2014 – Filed as Ex-99(a)(9) on 08/28/2014 (Accession No. 0000898745-14-000787)
	(j)	Articles Supplementary dated 07/16/2014 – Filed as Ex-99(a)(10) on 08/28/2014 (Accession No. 0000898745-14-000787)
	(k)	Articles Supplementary dated 10/14/2014 – Filed as Ex-99(a)(11) on 10/15/2014 (Accession No. 0000898745-14-000996)
	(l)	Articles Supplementary dated 12/30/2014 – Filed as Ex-99(a)(12) on 01/09/2015 (Accession No. 0000898745-15-000018)
	(m)	Articles Supplementary dated 04/08/2015 – Filed as Ex-99(a)(13) on 05/18/2015 (Accession No. 0000898745-15-000325)
	(n)	Articles Supplementary dated 08/07/2015 – Filed as Ex-99(a)(14) on 08/21/2015 (Accession No. 0000898745-15-000486)
	(o)	Articles of Amendment dated 08/14/2015 – Filed as Ex-99(a)(15) on 09/18/2015 (Accession No. 0000898745-15-000653)
	(p)	Articles Supplementary dated 10/20/2015 – Filed as Ex-99(a)(16) on 12/21/2015 (Accession No. 0000898745-15-000800)
	(q)	Articles Supplementary dated 01/28/2016 – Filed as Ex-99(a)(17) on 02/25/2016 (Accession No. 0000898745-16-001024)
	(r)	Articles Supplementary dated 04/27/2016 – Filed as Ex-99(a)(18) on 06/21/2016 (Accession No. 0000898745-16-001329)
	(s)	Articles Supplementary dated 08/25/2016 - Filed as Ex-99(a)(19) on 09/23/2016 (Accession No. 0000898745-16-001530)
	(t)	Articles Supplementary dated 09/22/2016 - Filed as Ex-99(a)(20) on 10/13/2016 (Accession No. 0000898745-16-001543)
	(u)	Articles Supplementary dated 02/06/2017 - Filed as Ex-99(a)(21) on 02/28/2017 (Accession No. 0000898745-17-000181)
	(v)	Articles of Amendment dated 06/06/2017 - Filed as Ex-99(a)(22) on 06/23/2017 (Accession No. 0000898745-17-001004)
	(w)	Articles Supplementary dated 05/08/17 - Filed as Ex-99(a)(23) on 06/23/2017 (Accession No. 0000898745-17-001004)
(2)	By-laws effective 12/14/2015 – Filed as Ex-99(b)(1) on 12/21/2015 (Accession No. 0000898745-15-000800)
(3)	N/A
(4)	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)
(5)	Included in Exhibits 1 and 2 hereto.

(6)	(a)	Amended and Restated Management Agreement dated 09/14/2016 - Filed as Ex-99(d)(1) on 11/18/2016 (Accession No. 0000898745-16-001609)
	(b)	(1) American Century Amended & Restated Sub-Advisory Agreement dated 03/08/2010 – Filed as Ex-99(d)(2)d on 05/04/2010 (Accession No. 0000898745-10-000277)
(2) Sawgrass Asset Management LLC Sub-Advisory Agreement dated 12/30/2014 – Filed as Ex-99(d)(2)jj on 01/09/2015 (Accession No. 0000898745-15-000018)
(7)	(a)
Amended & Restated Distribution Agreement for A, B, C, J, P, S, R-1, R-2, R-3, R-4, R-5, R-6 and Institutional Classes dated 09/10/2014 - Filed as Ex-99 (e)(1) on 09/26/2014 (Accession No. 0000898745-14-000909)

(b)
Form of Amended & Restated Distribution Agreement for Class A, Class C, Class J, Class P, Class S, Class T, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class R-6 and Institutional Class Shares dated ___________ - Filed as Ex-99(e)(1)(b) on 01/30/2017 (Accession No. 0000898745-17-000041)

(c)
Form of Selling Agreement dated 09/26/2014 for Classes A, B, C, J, Institutional, P, R-1, R-2, R-3, R-4, R-5 and R-6 Class Shares – Filed as Ex-99(e)(2)d on 09/26/2014 (Accession No. 0000898745-14-000909)

(8)	N/A
(9)	Custody Agreement between The Bank of New York Mellon and Principal Funds, Inc. dated 11/11/2011 – Filed as Ex-99(g)(1) on 07/16/2012 (Accession No. 0001144204-12-039659)
(10)	Rule 12b-1 Plan
	(a)	Class J Plan – Amended & Restated Distribution Plan and Agreement dated 12/30/2015 - Filed as Ex-99(m)(3) on 12/28/2016 (Accession No. 0000898745-16-001858)
	(b)	Form of Class J Plan - Amended & Restated Distribution Plan and Agreement dated ________ *
	(c)	Class R-3 Plan – Amended & Restated Distribution Plan and Agreement dated 03/29/2016 - Filed as Ex-99(m)(6)a on 06/21/2016 (Accession No. 0000898745-16-001329)
	(d)	Class R-4 Plan – Amended & Restated Distribution Plan and Agreement dated 03/29/2016 - Filed as Ex-99(m)(7) on 06/21/2016 (Accession No. 0000898745-16-001329)
(11)	Opinion and Consent of counsel, regarding legality of issuance of shares and other matters *
(12)	Opinion and Consent of ______________________________ on tax matters **
(13)	N/A
(14)	Consent of Independent Registered Public Accountants
	(a)	Consent of Ernst & Young LLP *
(15)	N/A
(16)	Powers of Attorney *
(17)	(a)	Prospectuses dated March 1, 2017 as supplemented
(1)
The Prospectus for A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Class shares, dated March 1, 2017, as revised May 2, 2017 included in Post-Effective Amendment No. 195 to the registration statement on Form N-1A (File No. 033-59474) filed on February 28, 2017 (Accession No. 0000898745-17-000181)

(2) Supplements to the A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Class shares Prospectus dated and filed June 16, 2017 and July 1, 2017
	(b)	Prospectuses dated April 7, 2017 as supplemented
(1)
The Prospectus for A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S Class shares, dated April 7, 2017, as revised May 2, 2017 included in Post-Effective Amendment No. 199 to the registration statement on Form N-1A (File No. 033-59474) filed on April 7, 2017 (Accession No. 0000898745-17-000527)

(2) Supplements to the A, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S Class shares Prospectus dated and filed June 16, 2017
(c)
Statement of Additional Information dated March 1, 2017, as revised May 2, 2017, as amended and restated June 12, 2017 included in Post-Effective Amendment No. 208 to the registration statement on Form N-1A (File No. 033-59474) filed on June 9, 2017 (Accession No. 0000898745-17-000013), and supplement thereto dated and filed on June 16, 2017

(d)
Statement of Additional Information dated April 7, 2017, as revised May 2, 2017, as amended and restated June 12, 2017 included in Post-Effective Amendment No. 207 to the registration statement on Form N-1A (File No. 033-59474) filed on June 9, 2017 (Accession No. 0000898745-17-000013), and supplement thereto dated and filed on June 16, 2017

	(e)	Annual Report of Principal Funds, Inc. for the fiscal year ended October 31, 2016 filed on Form N-CSR on December 29, 2016 (Accession Nos. 0000898745-16-001893 and 0000898745-16-001895)

(f)	Annual Report of Principal Funds, Inc. for the fiscal year ended August 31, 2016 filed on Form N-CSR on October 28, 2016 (Accession Nos. 0000898745-16-001567 and 0000898745-16-001568)

*	Filed herein.

**	To be filed by amendment.

Item 17.    Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 7th of July, 2017.

Principal Funds, Inc. (Registrant) /s/ M. J. Beer _____________________________________ M. J. Beer Director, President and Chief Executive Officer

Attest: /s/ Beth Wilson ______________________________________ Beth Wilson Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ M. J. Beer __________________________ M. J. Beer	Director, President and Chief Executive Officer (Principal Executive Officer)	July 7, 2017

/s/ T. W. Bollin __________________________ T. W. Bollin	Chief Financial Officer (Principal Financial Officer)	July 7, 2017

/s/ S. L. Reece __________________________ S. L. Reece	Vice President and Controller (Controller)	July 7, 2017

(E. Ballantine)* __________________________ E. Ballantine	Director	July 7, 2017

(L. T. Barnes)* __________________________ L. T. Barnes	Director	July 7, 2017

(C. Damos)* __________________________ C. Damos	Director	July 7, 2017

(N. M. Everett)* __________________________ N. M. Everett	Chair	July 7, 2017

(M. A. Grimmett)* __________________________ M. A. Grimmett	Director	July 7, 2017

(F. S. Hirsch)* __________________________ F. S. Hirsch	Director	July 7, 2017

(T. Huang)* __________________________ T. Huang	Director	July 7, 2017

(K. McMillan)* __________________________ K. McMillan	Director	July 7, 2017

(E. Nickels)* __________________________ E. Nickels	Director	July 7, 2017

* Pursuant to Power of Attorney appointing M. J. Beer
Previously filed as Ex-99(j)(3) on 12/29/2014 (Accession No. 000898745-14-001274), filed for E. Nickels as Ex-99(j)(3) on 12/21/2015 (Accession No. 0000898745-15-000800)

EXHIBIT INDEX

Exhibit No.	Description
4	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)

10(b)	Form of Class J Plan - Amended & Restated Distribution Plan and Agreement dated ________

11	Opinion and Consent of counsel regarding legality of issuance of shares and other matters

12	Opinion and Consent of ________________________ - on tax matters**

14(a)	Consent of Ernst & Young LLP, Independent Registered Public Accountants

16(a)	Power of Attorney

** to be filed by amendment